Registration No. 33-23566
                                                             File No. 811-5586

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    /X/

     PRE-EFFECTIVE AMENDMENT NO. ___                                     /   /

     POST-EFFECTIVE AMENDMENT NO. 18                                       /X/

                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                /X/

     AMENDMENT NO. 19                                                      /X/


                    OPPENHEIMER CALIFORNIA MUNICIPAL FUND
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              (Exact Name of Registrant as Specified in Charter)

             Two World Trade Center New York, New York 10048-0203
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                   (Address of Principal Executive Offices)

                                (212) 323-0200
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                       (Registrant's Telephone Number)

                           ANDREW J. DONOHUE, ESQ.
                            OppenheimerFunds, Inc.
            Two World Trade Center, New York, New York 10048-0203
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                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    / / immediately upon filing pursuant to paragraph (b)
    /X/ on November 22, 1999, pursuant to paragraph (b)
    / / 60 days after filing pursuant to paragraph (a)(1)
    / / on ______________, pursuant to paragraph (a)(1)
    / / 75 days after filing pursuant to paragraph (a)(2)
    / / on _______, pursuant to paragraph (a)(2) of Rule (485)

If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post-amendment.

Oppenheimer California Municipal Fund


Prospectus dated November 22, 1999

                                          Oppenheimer California Municipal Fund
                                          is a mutual fund. It seeks current
                                          income exempt from federal and
                                          California income taxes by investing
                                          in municipal securities, while
                                          attempting to preserve capital.

                                               This Prospectus contains
                                          important information about the Fund's
                                          objective, its investment policies,
                                          strategies and risks. It also contains
                                          important information about how to buy
                                          and sell shares of the Fund and other
                                          account features. Please read this
                                          Prospectus carefully before you invest
                                          and keep
As with all mutual funds, the             it for future reference about your
Securities and Exchange Commission        account.
has not approved or disapproved the
Fund's securities nor has it
determined that this Prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.








                                                 [Oppenheimer Funds logo]

31

Contents
            ABOUT THE FUND
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            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


            ABOUT YOUR ACCOUNT
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            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Web Site

            How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital.

WHAT DOES THE FUND INVEST IN? The Fund invests mainly in California municipal securities that pay interest exempt from federal and California individual income taxes. These primarily include municipal bonds (which are long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment grade" (the four highest rating categories of national rating organizations, such as Moody's).

      The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, it currently focuses on longer-term securities to seek higher yields. These investments are more fully explained in "About the Fund's Investments," below.

How Does The Portfolio Manager Decide What Securities To Buy Or Sell? In selecting securities for the Fund, the portfolio manager looks primarily throughout California for municipal securities using a variety of factors which may change over time and may vary in particular cases. The portfolio manager currently looks for: o Securities that provide high current income o A wide range of securities of different issuers within the state, including different agencies and municipalities, to spread risk
o     Securities having favorable credit characteristics
o     Special situations that provide opportunities for value

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal and California income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to under perform other funds having a similar objective.

      These risks collectively form the risk profile of the Fund and can affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its objective.

HOW RISKY IS THE FUND OVERALL? The value of the Fund's investments will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall. The Fund focuses its investments in California municipal securities and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect California governmental issuers. These changes can affect the value of the Fund's investments and its prices per share. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risk than money market funds.

      CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. Because the Fund can invest as much as 25% of its assets in municipal securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issue can reduce a security's market value.

INTEREST RATE RISKS. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already issued municipal securities generally rise. When interest rates rise, the values of already issued municipal securities generally fall, and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. The Fund currently focuses on longer term securities to seek higher income. Therefore, its share prices may fluctuate more when interest rates change.

RISKS OF NON-DIVERSIFICATION. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the State of California. Having a higher percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of one state, could result in greater fluctuations of the Fund's share prices due to economic, regulatory or political problems in California.

RISKS IN USING DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, "inverse floaters" and variable rate obligations are examples of derivatives.

      If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its share price could decline. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the past ten calendar years and by showing the average annual total returns of the Fund's shares and comparing the returns of its Class A shares to the returns of a market index. The Fund's past investment performance does not necessarily indicate how the Fund will perform in the future.

[See Bar Chart in Appendix to the Prospectus]

For the period from 1/1/99 through 9/30/99, the cumulative return (not annualized) for Class A shares was -3.65%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the 10-year period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 8.65% (1Q'95) and the lowest return (not annualized) for a calendar quarter was -6.00% (1Q'94).

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Average Annual Total
Returns for the periods                  Past 5 Years        Past 10 Years
ending December 31,      Past 1 Year     (or life of class,  (or life of class,
1998                                     if less)            if less)
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Class A Shares
(inception 11/3/88)
                              0.88%             4.90%              7.45%*
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Lehman Brothers
Municipal Bond Index          6.48%             6.22%               8.08%
(from 12/31/88)
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Class B Shares
(inception 5/1/93)            0.21%            4.78%*               5.55%
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Class C Shares
(inception 11/1/95)           4.22%            6.57%*                N/A

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The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and1% (5 years and life of class); for Class C, the 1% contingent deferred sales charge for the 1-year period.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds. The index performance does not consider the effects of capital gains or transaction costs, and the Fund's investment may vary from the securities in the index.

Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during the fiscal year ended July 31, 1999.


Shareholder Fees (charges paid directly from your investment):

                                  Class A Shares  Class B Shares  Class C Shares
                                  ----------------------------------------------
Maximum Sales Charge (Load) on
purchases (as a % of offering          4.75%           None            None
price)
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Maximum Deferred Sales Charge
(Load) (as % of the lower of the
original offering price or             None1            5%2            1%3
redemption proceeds)

1. A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
                                       Class A       Class B     Class C
                                       Shares        Shares      Shares
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Management Fees                        0.55%         0.55%       0.55%
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Distribution and/or Service (12b-1) Fees             0.24%       1.00%
1.00%
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Other Expenses                         0.12%         0.12%       0.12%
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Total Annual Operating Expenses        0.91%         1.67%       1.67%
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Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

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If shares are redeemed:   1 year      3 years      5 years      10 years1
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Class A Shares            $563        $751         $955         $1,541
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Class B Shares            $670        $826         $1,107       $1,588
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Class C Shares            $270        $526         $907         $1,976
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If shares are not         1 year      3 years      5 years      10 years1
redeemed:
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Class A Shares            $563        $751         $955         $1,541
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Class B Shares            $170        $526         $907         $1,588
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Class C Shares            $170        $526         $907         $1,976
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In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. 1. Class B expense for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trend. Under normal market conditions, the
Fund:

o     attempts to invest 100% of its assets in municipal securities,

o as a fundamental policy, invests at least 80% of its assets in municipal securities, and

o invests at least 65% of its total assets in California municipal securities.

   The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

MUNICIPAL SECURITIES The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations.

      The Fund mainly invest in California municipal securities, which are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to California individual income tax. These debt obligations are issued by the State of California and its political subdivisions (such as cities, towns, counties, agencies and authorities). The term "California municipal securities" may also include debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to California individual income tax.

      The Fund can also buy other municipal securities, issued by the governments of the District of Columbia and of other states as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal individual income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities, to seek higher income.

      The Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also can buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to alternative minimum tax.

Ratings Of Municipal Securities The Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund does not invest more than 25% of its total assets in municipal securities that are not "investment grade" at the time of purchase. "Investment grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's, Fitch or Duff & Phelps or another nationally recognized rating organization, or (if unrated) judged by the Manager to be comparable to rated investment grade securities. Rating categories are described in the Statement of Additional Information. A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

      The Manager may rely to some extent on credit ratings by nationally recognized rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

Special Credit Risks of Lower-Grade Securities. Lower-grade municipal securities may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-grade municipal securities. Securities that are (or that have fallen) below investment grade entail a greater risk that the issuers may not meet their debt obligations.

Municipal Lease Obligations. Municipal leases are used by state and local government authorities to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. An investment policy and technique is not fundamental unless this Prospectus or the Statement of Additional Information says it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques involve risks although some are designed to help reduce overall investment or market risks.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate.

      Certain variable rate bonds known as "inverse floaters" pay interest rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund cannot invest more than 20% of its total assets in inverse floaters.

Other Derivatives. The Fund can also invest in other derivative securities that pay interest that depend on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities. The Fund obtains the right to sell specified securities at a set price on demand to the issuing broker-dealer or bank. However, this feature may result in a lower interest rate on the security. The Fund acquires stand-by commitments or puts solely to enhance portfolio liquidity.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets in illiquid securities. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. The Fund cannot buy securities that have a restriction on resale.

Hedging. The Fund can buy and sell futures contracts, put and call options, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them. The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its goal.

      Hedging involves risk. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Temporary Defensive Investments. The Fund can invest up to 100% of its total assets in temporary defensive investments during periods of unusual market conditions. Generally, they would be short-term municipal securities but could be U.S. Government securities or highly-rated corporate debt securities. The income from some temporary defensive investments may not be tax-exempt, and therefore when making those investments the Fund might not achieve its objective. The Fund can also hold cash and cash equivalents pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.

How the Fund is Managed

THE MANAGER. The Fund's investment Manager, OppenheimerFunds, Inc., selects the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement which states the Manager's responsibilities. The agreement sets the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since 1960. The Manager (including subsidiaries) currently manages more than $110 billion of assets as of September 30, 1999, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Manager. The portfolio manager of the Fund is Christian D. Smith, a Senior Vice President of the Manager. He is the person principally responsible for the day-to-day management of the Fund's portfolio and became the Fund's portfolio manager on November 1, 1999. Mr. Smith is a Vice President of the Fund and also serves as an officer and portfolio manager for other Oppenheimer funds. Prior to joining OppenheimerFunds in September 1999, he was Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management, prior to which he was a portfolio manager for that firm (January 1990-January 1999).

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate which declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund's management fee for its last fiscal year ended July 31, 1999, was 0.55% of average annual net assets for each class of shares.

YEAR 2000 ISSUES. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's custodian bank and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.

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ABOUT YOUR ACCOUNT
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How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before your make a purchase to be sure that the Fund is appropriate for you.

o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1-800-525-7048 to notify the Distributor of the wire, and to receive further instructions.

o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) transfer to buy the shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

o Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying through a dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
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WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

Are There Differences In Account Features That Matter To You? Some account features (such as checkwriting) may not be available to Class B or Class C shareholders. Other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates and checkwriting privileges are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

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                          Front-End Sales                Front-End Sales
                          Commission As a
                          Charge As a                       Charge As
                                                          a Percentage of
                          Percentage of        Percentage of Net   Offering
Amount of Purchase        Offering Price       Amount Invested Price
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Less than $50,000           4.75%                 4.98%        4.00%
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$50,000 or more but         4.50%                 4.71%        4.00%
less than $100,000
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$100,000 or more but        3.50%                 3.63%        3.00%
less than $250,000
--------------------------------------------------------------------------------
$250,000 or more but        2.50%                 2.56%        2.25%
less than $500,000
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$500,000 or more but        2.00%                 2.04%        1.80%
less than $1 million
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Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts. That commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.

      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains. Then the Fund will redeem other shares in the order in which you purchased them.

      The Class A contingent deferred sales charge is not charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the sales charge will apply.

HOW CAN YOU REDUCE SALES CHARGES IN BUYING CLASS A SHARES? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information. The Class A initial and contingent deferred sales charges are not imposed in the circumstances described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on: o the amount of your account value represented by an increase in net asset value over the initial purchase price or
o     shares purchased by the reinvestment of dividends or capital gains distributions.
o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1.    shares acquired by reinvestment of dividends and capital gains distributions,
2.    shares held for over 6 years, and
3.    shares held the longest during the 6-year period.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

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Years Since Beginning of         Contingent Deferred Sales Charge
Month in which Purchase          On Redemptions in That Year
Order Was Accepted               (As % of Amount Subject to Charge)
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0-1                              5.0%
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1-2                              4.0%
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2-3                              3.0%
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3-4                              3.0%
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4-5                              2.0%
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5-6                              1.0%
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6 and following                  None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, any other Class B shares that were acquired by reinvesting any dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on: o the amount of your account value represented by the increase in net asset value over the initial purchase price
o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in the Appendix to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1. shares acquired by reinvestment of dividends and capital gains distributions,
2.    shares held for over 12 months, and
3.    shares held the longest during the 12-month period.

DISTRIBUTION AND SERVICE (12B-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales commission of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNT LINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
o     transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
o have the Transfer Agent send redemption proceeds or to transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You can purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1-800-533-3310.

Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1-800-533-3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1-800-525-7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
      |_| You wish to redeem more than $100,000 and receive a check
      |_| The redemption check is not payable to all shareholders listed on the account statement
      |_| The redemption check is not sent to the address of record on your account statement
      |_| Shares are being transferred to a Fund account with a different owner or name
      |_| Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

HOW DO YOU SELL SHARES BY MAIL?   Write a "letter of instructions" that
includes:
o     Your name
o     The Fund's name
o     Your Fund account number (from your account statement)
o     The dollar amount or number of shares to be redeemed
o     Any special payment instructions
o     Any share certificates for the shares you are selling
o The signatures of all registered owners exactly as the account is registered, and
o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

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Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

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Send courier or express mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone. o To redeem shares through a service representative, call 1-800-852-8457 o To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

ARE THERE LIMITS ON AMOUNTS REDEEMED BY TELEPHONE?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request checkwriting for an account in this Fund with the same registration as the other account. o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's bank or the Custodian bank.
o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $100.
o Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o Don't use your checks if you changed your Fund account number, until you receive new checks.

Can You Sell Shares Through Your Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions: o Shares of the fund selected for exchange must be available for sale in your state of residence.
o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
o     Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

HOW DO I SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the Back Cover.

o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457, or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with securities from the Fund's portfolio.

"Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net tax-exempt income and/or net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

      The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and the distributions paid on class B and C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO I HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another
OppenheimerFunds account you have established.

TAXES. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal individual income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends paid by the Fund from interest on California municipal securities will be exempt from California individual income taxes, if at the close of each quarter at least 50% of the value of the Fund's assets are invested in debt obligations that pay interest exempt from California individual income taxes. Dividends paid from income from municipal securities of issuers outside California will normally be subject to California individual income taxes.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders, and may be taxable at different rates depending on how long the Fund holds the asset. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Even though the Fund seeks to distribute tax-exempt income to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.


Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------




                                                                                       Year Ended    |         Year Ended|
                                                                                         July 31,    |       December 31,|
Class A                                                  1999        1998       1997          1996(1)|    1995       1994|
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $10.92      $10.94     $10.39        $10.69      $ 9.45      $10.97
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .53         .54        .58           .33         .58         .60
Net realized and unrealized gain (loss)                  (.35)        .06        .54          (.30)       1.25       (1.51)
                                                       ------      ------     ------        ------      ------      ------
Total income (loss) from
investment operations                                     .18         .60       1.12           .03        1.83        (.91)

--------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                     (.53)       (.54)      (.57)         (.33)       (.58)       (.61)
Dividends in excess of net
investment income                                          --          --         --            --        (.01)         --
Distributions from net realized gain                       --        (.08)        --            --          --          --
                                                       ------      ------     ------        ------      ------      ------
Total dividends and distributions
to shareholders                                          (.53)       (.62)      (.57)         (.33)       (.59)       (.61)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.57      $10.92     $10.94        $10.39      $10.69      $ 9.45
                                                       ======      ======     ======        ======      ======      ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                      1.59%       5.66%     11.11%         0.34%      19.76%      (8.49)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                       $316,363    $300,717   $298,162      $286,033    $285,307    $219,682
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $314,094    $297,372   $289,439      $279,796    $250,188    $248,850
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    4.79%       4.91%      5.49%         5.53%       5.64%       5.99%
Expenses                                                 0.91%       0.92%(4)   0.94%(4)      0.97%(4)    0.95%(4)    0.96%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 35%         31%        31%           14%         23%         22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  31  Oppenheimer California Municipal Fund

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Financial Highlights  (Continued)
--------------------------------------------------------------------------------




                                                                                            Year Ended|        Year Ended|
                                                                                              July 31,|      December 31,|
Class B                                                      1999          1998        1997    1996(1)|    1995      1994|
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $10.92        $10.94      $10.39     $10.69   $ 9.44     $10.98
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45           .46         .49        .28      .51        .54
Net realized and unrealized gain (loss)                      (.35)          .06         .55       (.30)    1.25      (1.55)
                                                           ------        ------      ------     ------   ------     ------
Total income (loss) from
investment operations                                         .10           .52        1.04       (.02)    1.76      (1.01)

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)         (.46)       (.49)      (.28)    (.50)      (.53)
Dividends in excess of net
investment income                                              --            --          --         --     (.01)        --
Distributions from net realized gain                           --          (.08)         --         --       --         --
                                                           ------        ------      ------     ------   ------     ------
Total dividends and distributions
to shareholders                                              (.45)         (.54)       (.49)      (.28)    (.51)      (.53)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.57        $10.92      $10.94     $10.39   $10.69     $ 9.44
                                                           ======        ======      ======     ======   ======     ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                          0.82%         4.86%      10.27%     (0.12)%  18.97%     (9.39)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                           $132,763      $115,444     $82,474    $52,038  $41,224    $20,224
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $129,538      $ 99,266     $65,192    $46,422  $29,918    $16,552
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%         4.21%       4.70%      4.74%    4.82%      5.17%
Expenses                                                     1.67%         1.67%(4)    1.70%(4)   1.74%(4) 1.72%(4)   1.73%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%           31%         31%        14%      23%        22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  32   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                                                  Year|      Period|
                                                                                                 Ended|       Ended|
                                                                                              July 31,|    Dec. 31,|
Class C                                                      1999          1998        1997    1996(1)|     1995(6)|
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $10.91        $10.93      $10.38     $10.68        $10.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45           .46         .49        .27           .08
Net realized and unrealized gain (loss)                      (.36)          .06         .55       (.30)          .22
                                                           ------        ------      ------     ------        ------
Total income (loss) from
investment operations                                         .09           .52        1.04       (.03)          .30

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)         (.46)       (.49)      (.27)         (.07)
Dividends in excess of net
investment income                                              --            --          --         --          (.01)
Distributions from net realized gain                           --          (.08)         --         --            --
                                                           ------         ------     ------     ------        ------
Total dividends and distributions
to shareholders                                              (.45)         (.54)       (.49)      (.27)         (.08)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.55        $10.91      $10.93     $10.38        $10.68
                                                           ======        ======      ======     ======        ======

====================================================================================================================
Total Return, at Net Asset Value(2)                          0.73%         4.87%      10.26%     (0.19)%        2.90%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $16,864       $11,340      $5,969     $2,171          $125
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $14,672       $ 8,614      $3,869     $1,156          $ 91
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%         4.24%       4.66%      4.54%         4.56%
Expenses                                                     1.67%         1.66%(4)    1.70%(4)   1.80%(4)      1.68%(4)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%           31%         31%        14%           23%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively. 6. For the period from November 1, 1995 (inception of offering) to December 31, 1995.



                 33   Oppenheimer California Municipal Fund

                          Appendix to Prospectus of
                    Oppenheimer California Municipal Fund

                        Graphic Material included in the Prospectus of Oppenheimer California Municipal Fund: "Annual Total Returns (Class A) (% as of 7/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer California Municipal Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the last ten calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

                  Calendar          Oppenheimer California
                  Year              Municipal Fund
                  Ended             Class A Shares

                  12/31/98               5.91%
                  12/31/97               9.66%
                  12/31/96               4.78%
                  12/31/95              19.76%
                  12/31/94              -8.49%
                  12/31/93              13.26%
                  12/31/92               8.28%
                  12/31/91              10.93%
                  12/31/90               6.38%
                  12/31/89              11.62%

For More Information About Oppenheimer California Municipal Fund:

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The following additional information about the Fund is available without charge upon request:



---------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
---------------------------------------------------------------------------


This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).


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ANNUAL AND SEMI-ANNUAL REPROTS


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Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.



How to Get More Information



You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:



By Telephone:



Call OppenheimerFunds Services toll-free:


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1-800-525-7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

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On the Internet:


You can read or down-load documents on the OppenheimerFunds web site:


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http://www.oppenheimerfunds.com

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:

OppenheimerFunds Distributor, Inv.
[logo]

SEC File No. 811-5586
PR0790.1199  Printed on recycled paper.

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Oppenheimer California Municipal Fund
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Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated November 22, 1999

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 22, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.........
     The Fund's Investment Policies...........................................
     Municipal Securities.....................................................
     Other Investment Techniques and Strategies...............................
     Investment Restrictions..................................................
How the Fund is Managed.......................................................
     Organization and History.................................................
     Trustees and Officers of the Fund........................................
     The Manager .............................................................
Brokerage Policies of the Fund................................................
Distribution and Service Plans................................................
Performance of the Fund.......................................................
About Your Account
How To Buy Shares.............................................................
How To Sell Shares............................................................
How to Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information About the Fund.........................................

Financial Information About the Fund
Independent Auditors' Report..................................................
Financial Statements .........................................................
Appendix A: Municipal Bond Ratings.........................................A-1
Appendix B: Industry Classifications.......................................B-1
Appendix C: Special Sales Charge Arrangements and Waivers   C-1
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ABOUT THE FUND
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., will select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The Fund does not make investments with the objective of seeking capital growth, since that would generally be inconsistent with its goal of seeking tax-exempt income. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could experience a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified longer term municipal securities as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

            |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

            |_| Mello-Roos Bonds. These are bonds issued under the California Mello-Roos Community Facilities Act. They are used to finance infrastructure projects, such as roads or sewage treatment plants. In most cases they are secured by real estate taxes levied on property located in the same community as the project. This type of financing was created in response to statutory limits on real property taxes that were enacted in California. The bonds do not constitute an obligation of a municipal government. Timely payment of principal and interest depends on the ability of the developer of the project or other property owners to pay their real estate taxes. Therefore these bonds are subject to risks of nonpayment as a result of a general economic decline or decline in the real estate market, as well as the credit risk that of the developer.

            |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

            |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

            |_|  Revenue   Anticipation  Notes.  These  are  notes  issued  in
expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

            |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

            |_| Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

            |X|  Tax-Exempt   Commercial   Paper.   This  type  of  short-term
obligation (usually having a maturity of 270 days or less is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

      Those guidelines require the Manager to evaluate:

      |_| the frequency of trades and price quotations for such securities;

|_|   the number of dealers or other  potential  buyers willing to purchase or sell such securities;

|_|   the availability of market-makers; and

      |_|  the nature of the trades for such securities.

      While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Corporation and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. Government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix A to this Statement of Additional Information. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assigning a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in California Municipal Securities. Because the Fund focuses its investments primarily on California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California and its municipalities, authorities and other instrumentalities that issue securities. There have been a number of political developments, voter initiatives, state constitutional amendments and legislation in California in recent years that may affect the ability of the State government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

      It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by state budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information the Fund has drawn from sources that it believes are reliable.

      |_| Changes to the State Constitution. Changes to the state constitution in recent years have raised general concerns about the ability of the State and municipal governments in California to obtain sufficient revenues to pay their bond obligations. In 1978, California voters approved Proposition 13, an amendment to the state constitution. The Proposition added a new section to the constitution that limits ad valorem taxes on real property and restricts the ability of local taxing entities to increase real property taxes. However, legislation enacted after Proposition 13 provided help to California municipal issuers to raise revenue to pay their bond obligations. During the severe recession California experienced from 1991 to 1993, the State legislature eliminated significant components of its aid to local governments. The State has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted. Even if legislation increasing such distribution is passed, it cannot be predicted whether it will provide sufficient revenue for local municipal issuers to pay their bond obligations.

      Another amendment to the state constitution may also have an adverse impact on state and municipal bond obligations. That amendment restricts the state government from spending amounts in excess of appropriation limits imposed on each state and local government entity. If revenues exceed the appropriation limit, those revenues must be returned, in the form of a revision in the tax rates or fee schedules.

      |_| Voter Initiatives. California voters have approved a number of initiatives that affect the ability of the state and municipalities to finance their bond obligations. In 1988, California voters approved Proposition 98, which requires a minimum level of funding for public schools and community colleges. In 1986, voters approved Proposition 62, which had a number of effects. One requires that any special tax imposed by a local government must be approved by a two-thirds vote of the electorate. In 1995, the California Supreme Court upheld the constitutionality of that Proposition. That created uncertainty as to the legality of certain local taxes enacted by non-charter cities without voter approval. It is not possible to predict the eventual impact of that decision.

      In 1996, California voters approved Proposition 218. That initiative applied the provisions of Proposition 62 to all government entities, including cities having charters. It requires that all taxes for general purposes be approved by a simple majority of the popular vote, and that taxes for special purposes must be approved by a two-thirds majority vote. Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges. It requires that such assessments be limited to the special benefit conferred and prohibits their use for general governmental services. The Proposition enables voters to use their initiative powers to reduce or repeal previously-authorized taxes, assessments, fees and charges.

      |_| Effect of other State Laws on Bond Obligations. Some of the tax-exempt securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

      |_| The Effect of General Economic Conditions in the State. The California economy has been recovering from a general economic recession of a few years ago. In 1997, the rate of growth in new jobs has been generally high compared to the rest of the country. The unemployment rate, while relatively higher than the national average, fell to an average of 5.9% in 1998, compared to over 10% during the recessionary period. Many of the new jobs were created in industries such as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next year, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies, and its spillover effects elsewhere, may continue to adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

      On June 29, 1999, the Governor of California signed the 1999-2000 Budget Act. The Budget Act estimated General Fund revenues and transfers of $63.0 billion and contained expenditures totaling $63.7 billion. The Budget Act also contained expenditures of $16.1 billion from bond funds. The Administration estimated a budget reserve balance at June 30, 2000, of approximately $881 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The Budget Act anticipates normal cash flow borrowing during the fiscal year. Continued State economic expansion and large revenue increases enabled the Governor and State legislature to provide increases in spending programs in the 1999-2000 budget. These included large increases in education and health and human services funding.

      In recent past years the state has experienced reductions in the overall credit ratings assigned to its General Obligation bonds by several major rating agencies. In July 1994, the ratings of those bonds were downgraded from Aa to A1 by Moody's, from A+ to A by Standard & Poor's and from AA to A by Fitch. At the time, the rating agencies all cited uncertainty about the State's ability to balance its budget by 1996. In 1996, noting improvements in the economy in California and the state budget, both Fitch and Standard & Poor's raised their ratings of the State's General Obligation bonds from A to A+, in 1997 Fitch raised its rating to AA-. In 1998 Moody's raised it's rating to Aa3, and in 1999 Standard & Poor's raised its rating to AA-.

      |_| Special Financial Problems of Local Governments. Some local governments in California have experienced notable financial difficulties. On December 6, 1994, Orange County, California, became the largest municipality in the United States ever to have filed for protection under federal bankruptcy laws. The filing stemmed from losses of about $1.7 billion in the County's investment pool due to investments in high-risk derivative securities. In September 1995 the state legislature approved legislation that permitted Orange County to use for bankruptcy recovery $820 million in sales taxes over 20 years that were previously earmarked for highways, transit and development. In June 1996 the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy. On January 7, 1997, Orange County returned to the bond market with a $136 million bond issue. In December 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating. In September 1999, Moody's assigned the County an issuer (implied general obligation) rating of Aa3 and, among other things, upgraded the ratings on the County's pension obligation bonds to A1.

      Los Angeles County, the nation's most populous county, has also experienced financial difficulties. Between 1992 and 1995 the County's long-term bonds were downgraded three times. This occurred as a result of a number of factors, including severe operating deficits for the county's health care system. In addition, the County was affected by a long-term loss of revenue caused by state property tax shift initiatives in 1993 through 1995. The County's improving financial condition has been reflected in improved general obligation bond ratings. In June 1999, the Los Angeles County Board of Supervisors approved a budget of approximately $15 billion for 1999-2000, up from the $13.6 billion approved for the previous fiscal year. The County's financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department.

      Year 2000 Concerns. In October 1997, the Governor of California issued an executive order stating that solutions to the Year 2000 problem would be a state government priority. Although the State reports that it is making substantial progress overall toward the goal of Year 2000 compliance, the task is very complex and will likely encounter unexpected difficulties. The State has not predicted whether all mission critical system will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State has indicated that all mission critical systems will have a contingency business plan in place to mitigate potential system failures.

The State Treasurer's Office has reported that its systems for bond payments are fully Y2K compliant. The State Controller's Office has reported that it has completed the necessary Y2K remediation projects for the State fiscal and accounting system. Both offices report they are actively working with outside entities with which they interface to ensure they are also compliant. There can be no assurance that the steps taken by state or local governments or agencies to address the Year 2000 problem will be sufficient to avoid any adverse impact on their budgets or operations. Therefore, the possible impact of Year 2000 problems on the debt securities issued by those governments and agencies, and which may be owned by the Fund, cannot be predicted with any certainty.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.
      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify to its custodian bank cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.
      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. As a matter of fundamental policy, the Fund cannot purchase any securities that are subject to restrictions on resale.

      |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the value of the Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may:

|_| sell interest rate futures or municipal bond index futures, |_| buy puts on such futures or securities, or
      |_| write covered calls on securities, interest rate futures or municipal bond index futures. Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:

      |_| buy interest rate futures or municipal bond index futures, or |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

      |_| Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

      |_| Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

      |_| Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

(1) After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2) Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
(4) The Fund may write calls on futures contracts that it owns, but these calls must be covered by securities or other liquid assets that the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

      When the Fund writes a call on a security, it receives cash (a premium).The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

      |_| Purchasing Calls and Puts. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund may pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

      |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

       |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule
4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X| Temporary Defensive Investments. The securities the Fund may invest in for temporary defensive purposes include the following:
            |_|  short-term municipal securities;
            |_| obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; |_| corporate debt securities rated within the three highest grades by a nationally recognized rating agency; |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
             |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

            The Fund ordinarily does not trade securities to achieve short-term capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%.

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |_| Does  the  Fund  Have  Additional   Fundamental  Policies?   The
following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

      |_| The Fund cannot make loans. However, repurchase agreements and the purchase of debt securities in accordance with the Fund's other investment policies and restrictions are permitted. The Fund may also lend its portfolio securities as described in "Loans of Portfolio Securities."

      |_| The Fund cannot borrow money in excess of 10% of the value of its total assets. It cannot buy any additional investments when borrowings exceed 5% of its assets. The Fund may borrow only from banks as a temporary measure for extraordinary or emergency purposes, and not for the purpose of leveraging its investments.

      |_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with hedging instruments is permitted.

      |_| The Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to the Fund's investments in municipal securities in general or in California municipal securities, or in obligations issued by the U.S. Government and its agencies or instrumentalities.

      |_| The Fund cannot invest in real estate. This restriction shall not prevent the Fund from investing in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain such short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

      |_| The Fund cannot underwrite securities or invest in securities that are subject to restrictions on resale.

      |_| The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      |_| The Fund cannot invest in securities of any other investment company, except in connection with a merger with another investment company.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      The Fund currently has an operating policy (which is not a fundamental policy but will not be changed without the approval of a shareholder vote) that prohibits the Fund from issuing senior securities. However, the policy does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.
      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in July 1988.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |_| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:

      o has its own dividends and distributions,
      o pays certain expenses which may be different for the different classes,
      o may have a different net asset value,
      o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and ovotes as a class on matters that affect that class alone.

      |_| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |_| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds1:

Oppenheimer California Municipal Fund Oppenheimer Large Cap Growth Fund Oppenheimer Capital Appreciation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Capital Preservation Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Multi-Sector Income Trust Oppenheimer Discovery Fund Oppenheimer Multi-State Municipal Trust Oppenheimer Enterprise Fund Oppenheimer Municipal Bond Fund Oppenheimer Europe Fund Oppenheimer New York Municipal Fund Oppenheimer Global Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer U.S. Government Trust Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Core Fund Oppenheimer Growth Fund Oppenheimer Trinity Growth Fund Oppenheimer International Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Small Company Fund Oppenheimer World Bond Fund

            Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of October 15, 1999, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 74
280 Park Avenue, New York, NY 10017
General Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee, Age: 66
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Phillip A. Griffiths, Trustee, Age: 61
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly a director of Bankers Trust Corporation (1994 through June, 1999), Provost and Professor of Mathematics at Duke University (1983 - 1991), a director of Research Triangle Institute, Raleigh, N.C. (1983 - 1991), and a Professor of Mathematics at Harvard University (1972 - 1983).

Benjamin Lipstein, Trustee, Age: 76
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus  of  Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Bridget A. Macaskill, President and Trustee, Age: 51
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995), transfer agent subsidiaries of the Manager; President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Elizabeth B. Moynihan, Trustee, Age: 70
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 72
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 69
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 67
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Trustee, Age: 73
399 Ski Trail, Smoke Rise, New Jersey 07405
A Trustee of other Oppenheimer Funds. Formerly he held the following positions:
Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January
1991) and a director (January 1969 - August 1999) of the Manager; President and Director of the Distributor (July 1978 - January 1992).

Pauline Trigere, Trustee, Age: 87
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of P.T. Concept (design and sale of women's fashions).

Christian D. Smith, Vice President and Portfolio Manager, Age: 37 Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (since October 11, 1999); an officer of other Oppenheimer funds. From January 1999 to September 1999 he was Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management (an investment advisor), prior to which he was a portfolio manager for that firm (January 1990 to January 1999).

Clayton K. Yeutter, Trustee, Age: 68
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Zurich Allied AG and Allied Zurich p.l.c. (insurance investment management); Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, U.S. Trade Representative.

Andrew J. Donohue, Secretary, Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive Vice President (since January 1993), General Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

George C. Bowen, Director/Trustee, Age: 63
6803 South Tucson Way, Englewood, Colorado 80112
Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August
1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Fund plc (since October 1997).

O. Leonard  Darling,  Executive Vice President and Chief  Investment  Officer,
Age: 57
Two World Trade Center, New York, New York 10048-0203
Chief Investment Officer of the Manager (since 6/99); Chief Executive Officer and Senior Manager of HarbourView Asset Management Corporation; Trustee (1993 - present) of Awhtolia College - Greece; formerly Chief Executive Officer (1993-June 1999).

Robert J. Bishop, Assistant Treasurer, Age: 41
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended July 31, 1999. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1998.


--------------------------------------------------------------------------------
                                                               Total
                                              Retirement       Compensation
                                              Benefits         from all
                      Aggregate Compensation  Accrued as Part  New York based
Trustee's Name        From Fund               of Fund          Oppenheimer
and Position                                  Expenses         Funds (22 Funds)1
--------------------------------------------------------------------------------
Leon Levy                 $4,005             $543              $162,600
Chairman
--------------------------------------------------------------------------------
Robert G. Galli
Study Committee           $1,325               $0              $113,383
Member2
--------------------------------------------------------------------------------
Phillip Griffiths         $216               $0                    $0

--------------------------------------------------------------------------------
Benjamin Lipstein
Study Committee
Chairman,3                $3,650             $657              $140,550
Audit Committee
Member
--------------------------------------------------------------------------------
Elizabeth B. Moynihan
Study Committee           $2,108               $0               $99,000
Member
--------------------------------------------------------------------------------
Kenneth A. Randall
Audit Committee           $2,274             $341               $90,800
Member
--------------------------------------------------------------------------------
Edward V. Regan
Proxy Committee
Chairman, Audit          $1,912               $0               $89,800
Committee Member
-------------------------------------------------------------------------------
Russell S. Reynolds, Jr.
Proxy Committee          $1,531             $100               $67,200
Member
--------------------------------------------------------------------------------
Pauline Trigere          $1,496             $219               $60,000

--------------------------------------------------------------------------------
Clayton K. Yeutter
Proxy Committee          $1,4314               $0               $67,200
Member
-------------------------------------------------------------------------------
----------------------------
1 Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Director.
2 For the 1998 calendar year.
3 Aggregate compensation from the Fund reflect fees from 1/1/98 to 10/31/98. Total compensation for the 1998 calendar year includes compensation received for serving as Trustee or Director of 11 other Oppenheimer funds. 4 Includes $345 deferred under Deferred Compensation Plan described below.

            |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of October 15, 1999, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

      Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East,
         Jacksonville, Florida 32246, which owned 744,986.922 Class B shares, representing 6.09% of the Class B shares then outstanding, for the sole benefit of its customers

      Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246, which owned 291,078.242 Class C shares, representing 19.26% of the Class C shares then outstanding, for the sole benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      The portfolio managers of the Fund are principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers have broad experience with fixed-income securities. They provide the Fund's portfolio managers with research and support in managing the Fund's investments.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses not expressly assumed by the Manager under the advisory agreement are paid by the Fund. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

        ------------------------------------------------------
         Fiscal Year   Management Fee Paid to
          Ended 7/31           OppenheimerFunds, Inc.
        ------------------------------------------------------
        ------------------------------------------------------
             1997                    $2,039,568
        ------------------------------------------------------
        ------------------------------------------------------
             1998                    $2,275,703
        ------------------------------------------------------
        ------------------------------------------------------
             1999                    $2,540,982
        ------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith. The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more of funds advised by the Manager purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among the funds.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. They exclude payments under the Distribution and Service Plans but include advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders).

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 ------------------------------------------------------------------------------


          Aggregate     Class A      Commissions    Commissions  Commissions
 Fiscal   Front-End     Front-End    on Class A     on Class B   on Class C
 Year     Sales         Sales        Shares         Shares       Shares
 Ended    Charges on    Charges      Advanced by    Advanced by  Advanced by
 7/31:    Class A       Retained by  Distributor1   Distributor1 Distributor1
          Shares        Distributor
 ------------------------------------------------------------------------------
   1997     $951,080      $160,054        N/A        $1,195,489     $45,765
 ------------------------------------------------------------------------------
   1998     $922,528      $141,083      $70,244      $1,607,116     $66,159
 ------------------------------------------------------------------------------
   1999     $924,929      $154,753      $188,991     $1,254,294     $84,556
 ------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale. Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion.
2. Fiscal period of seven months.

--------------------------------------------------------------------------------
                     Class A Contingent  Class B Contingent  Class C Contingent
Fiscal Year          Deferred Sales      Deferred Sales      Deferred Sales
Ended 7/31:          Charges    Retained  Charges   Retained Charges Retained by
                     by Distributor      by                  Distributor
                                          Distributor
-------------------------------------------------------------------------------
1999                 $0                       $291,981             $8,385
-------------------------------------------------------------------------------

            For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans."

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Manager cast the vote to approve the Class C plan as the sole initial holder of Class C shares.

      Under the plans the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform at no cost to the Fund. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by Class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |_| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 1999, payments under the Plan for Class A shares totaled $757,647, all of which was paid by the Distributor to recipients. That included $25,906 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |_| Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance.

      The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: |_| pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
|_|   may  finance  payment of sales  commissions  and/or  the  advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
|_|   employs personnel to support distribution of shares, and
|_|   bears  the  costs  of sales  literature,  advertising  and  prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B and Class C shares may be more that the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B and Class C plans allow for the carry-forward of distribution expenses, to be recovered from asset based sales charges in subsequent fiscal periods.

-------------------------------------------------------------------------------------------
        Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/99
-------------------------------------------------------------------------------------------
                                                                          Distributor's
                                                     Distributor's         Unreimbursed
    Class     Total Payments                           Aggregate         Expenses as % of
                Under Plan     Amount Retained   Unreimbursed Expenses    Net Assets of
                                by Distributor         Under Plan             Class
-------------------------------------------------------------------------------------------

Class B Plan       $1,294,892         $1,062,283             $4,059,718              3.06%
-------------------------------------------------------------------------------------------
Class C Plan         $146,564            $93,541               $207,394              1.23%
-------------------------------------------------------------------------------------------

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance during its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.


      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      |_| The Fund's performance returns do not reflect the effect of taxes or distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:


                                       (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                       ( cd)

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

      |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

            Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

            The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.



--------------------------------------------------------------------------------
           The Fund's Yields for the 30-Day Periods Ended 7/31/99
--------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
                                                             (45.22% Combined
                                                            Federal/California
             Standardized Yield        Dividend Yield          Tax Bracket)
Class of
Shares
--------------------------------------------------------------------------------
             Without                Without               Without
             Sales      After       Sales      After      Sales       After
             Charge     Sales       Charge     Sales      Charge      Sales
                        Charge                 Charge                 Charge
--------------------------------------------------------------------------------
Class A           4.67%       4.44%      5.01%      4.77%       8.52%      8.10%
--------------------------------------------------------------------------------
Class B           3.90%         N/A      4.23%        N/A       7.12%        N/A
--------------------------------------------------------------------------------
Class C           3.90%         N/A      4.24%        N/A       7.12%        N/A
--------------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

      |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P

      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
           The Fund's Total Returns for the Periods Ended 7/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
             Returns (10
          years or life of
               class)
Class of
Shares
--------------------------------------------------------------------------------
                                                   5-Year           10-Year
                                 1-Year          (or life of      (or life of
                                                   class)            class)
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
--------------------------------------------------------------------------------
Class A     85.96%   95.23%   -3.24%    1.59%    5.42%    6.45%   6.40%    6.92%
--------------------------------------------------------------------------------
Class B     33.75%   33.75%   -4.02%    0.82%    5.32%    5.64%  4.77%*   4.77%*
--------------------------------------------------------------------------------
Class C     19.63%   19.63%   -0.24%    0.73%  4.90%**  4.90%**     N/A      N/A
--------------------------------------------------------------------------------
Inception of Class A:   1/3/88
*Inception of Class B:  5/3/93
**Inception of Class C: 11/1/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Inc. ("Lipper"). Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other bond funds, other than money market funds, and all general municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measured a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating, or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return ranking are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


ABOUT YOUR ACCOUNT

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
          |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
         |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The  Oppenheimer  Funds.  The  Oppenheimer  funds are  those  mutual
funds  for   which   the   Distributor   acts  as  the   distributor   or  the
sub-distributor and currently include the following:

Oppenheimer California Municipal Fund Oppenheimer Large Cap Growth Fund Oppenheimer Capital Appreciation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Capital Preservation Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Multi-Sector Income Trust Oppenheimer Discovery Fund Oppenheimer Multi-State Municipal Trust Oppenheimer Enterprise Fund Oppenheimer Municipal Bond Fund Oppenheimer Europe Fund Oppenheimer New York Municipal Fund Oppenheimer Global Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer U.S. Government Trust Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Core Fund Oppenheimer Growth Fund Oppenheimer Trinity Growth Fund Oppenheimer International Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Small Company Fund Oppenheimer World Bond Fund

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bounded by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |_| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares in general are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation for selling Fund shares may receive different levels of compensation for selling to one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |_| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |_| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, share registration fees and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when  issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
      |_|  The  following   securities  are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.


      |_| Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, interest rate futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs:
(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of :

      |_| Class A shares that you purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in "Waivers of Class B and Class C Sales Charges" below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.


o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

      |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among Class A, Class B and Class C shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested:
(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities);
(2) income from securities loans;
(3) income or gains from options or futures;
or
(4) an excess of net short-term capital gain over net long-term capital loss from the Fund.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from California corporate income and franchise taxes. It will also be qualified under California law to pay exempt interest dividends that will be exempt from California personal income tax. That exemption applies to the extent that the Fund's distributions are attributable to interest on California municipal securities and qualifying obligations of the United States government, if at least 50% of the Fund's assets are invested in such obligations at the close of each quarter in its tax year. Distributions from the Fund attributable to income from sources other than California municipal securities and U.S. government obligations will generally be subject to California income tax as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable income in determining California corporate franchise tax or income tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the California alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on an "at-cost" basis.

The Custodian. Citibank, N.A. is the custodian bank of the Fund's assets. The custodian bank's responsibilities include safeguarding and controlling the Fund's portfolio securities, and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
Independent Auditors' Report
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================================================================================
The Board of Trustees and Shareholders of
Oppenheimer California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer California Municipal Fund as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado
August 20, 1999

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Statement of Investments  July 31, 1999
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                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face          Market Value
                                                     (Unaudited)     Amount        See Note 1
==============================================================================================
Municipal Bonds and Notes--99.6%
----------------------------------------------------------------------------------------------
California--94.8%
Anaheim, CA PFAU Lease RB, Public
Improvements Project, Sub. Lien, Series C,
FSA Insured, Zero Coupon, 5.27%, 9/1/20(1)           Aaa/AAA/AAA     $17,630,000   $ 5,450,843
----------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 12.30%, 12/28/18(2)                 Aaa/AAA           3,000,000     3,615,000
----------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                A2/NR             4,500,000     4,849,785
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, American
Baptist Homes, Series A, 6.20%, 10/1/27              NR/BBB            6,000,000     6,223,860
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Episcopal
Homes Foundation, 5.125%, 7/1/18                     NR/A-             5,900,000     5,539,274
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Rhonda Haas
Goldman Plaza, 5.125%, 5/15/23                       NR/A+             2,300,000     2,147,119
----------------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines,
Series A, 5.70%, 10/1/33                             Baa3/BB+          9,185,000     9,143,025
----------------------------------------------------------------------------------------------
CA Community College FAU Lease RB,
West Valley Mission Community College,
MBIA Insured, 5.625%, 5/1/22                         Aaa/AAA           3,585,000     3,630,279
----------------------------------------------------------------------------------------------
CA Educational FA RRB, Los Angeles
College Chiropractic, 5.60%, 11/1/17                 Baa2/NR           1,000,000       994,820
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RB, Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32   Baa3/BBB-/BBB     4,600,000     5,144,410
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 5.98%, 1/15/21(1)(3)               Baa3/BBB-/BBB     7,500,000     2,080,875
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 6%, 1/15/22(1)(3)                  Baa3/BBB-/BBB     7,500,000     1,957,650
----------------------------------------------------------------------------------------------
CA GOB, 5%, 10/1/27                                  Aa3/A+/AA-        2,000,000     1,861,520
----------------------------------------------------------------------------------------------
CA GOB, MBIA Insured, 5%, 8/1/24                     Aaa/AAA/AAA       6,000,000     5,622,060
----------------------------------------------------------------------------------------------
CA HFA RB, Series A, 7.35%, 8/1/11                   Aa2/AA-              75,000        78,302
----------------------------------------------------------------------------------------------
CA HFA RB, Series C, 7.60%, 8/1/30                   Aa2/AA-             940,000       957,913
----------------------------------------------------------------------------------------------
CA HFA RB, Series E-1, 6.45%, 2/1/12                 Aa2/AA-             750,000       790,492
----------------------------------------------------------------------------------------------
CA HFA RB, Series M, MBIA Insured,
5.60%, 8/1/29                                        Aaa/AAA           2,500,000     2,496,375
----------------------------------------------------------------------------------------------
CA HFA SFM RB, Series 83, Inverse
Floater, 9.045%, 8/1/25(2)                           NR/AAA            4,000,000     4,401,600
----------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25               Aa2/AA-           9,730,000    10,232,944



                  14   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face          Market Value
                                                     (Unaudited)      Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
CA HFFAU RB, Los Angeles Children's Hospital,
Prerefunded, Series A, 7.125%, 6/1/21                Aaa/NR           $1,000,000    $1,076,060
----------------------------------------------------------------------------------------------
CA HFFAU RRB, Kaiser Permanente,
Series B, 5%, 10/1/18                                A3/A              3,500,000     3,241,245
----------------------------------------------------------------------------------------------
CA Infrastructure & ED Bank RB, American
Center for Wine, Food & Arts, 5.75%, 12/1/24         NR/A /A           5,000,000     4,969,850
----------------------------------------------------------------------------------------------
CA Intermodal Container Transfer Facility Joint
PAU RRB, Southern Pacific Transportation Co.,
Series A, 7.70%, 11/1/14                             A3/A-             1,000,000     1,027,910
----------------------------------------------------------------------------------------------
CA PCFAU SWD RRB, North Cnty. Recycling
Center, Escrowed to Maturity, Series A,
6.75%, 7/1/11                                        Aaa/NR              500,000       544,340
----------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15    Aaa/AAA/AAA       3,000,000     3,127,410
----------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B-5, 6.35%, 12/1/29       NR/AAA            3,080,000     3,290,826
----------------------------------------------------------------------------------------------
CA Saddleback Community College District
Refunding COP, BIG Insured, 7%, 8/1/19               Aaa/AAA           1,000,000     1,020,100
----------------------------------------------------------------------------------------------
CA SCDAU COP, Children's Hospital-Los Angeles,
5.25%, 8/15/29                                       A1/A+             5,000,000     4,701,950
----------------------------------------------------------------------------------------------
CA SCDAU COP, The Internext Group,
5.375%, 4/1/17                                       NR/BBB            5,500,000     5,231,600
----------------------------------------------------------------------------------------------
CA SCDAU COP, The Internext Group,
5.375%, 4/1/30                                       NR/BBB            8,500,000     7,847,455
----------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Inverse Floater, 7.575%, 11/1/15(2)                  A1/NR             6,600,000     6,327,750
----------------------------------------------------------------------------------------------
Campbell, CA Refunding COP, Civic Center
Project, Prerefunded Balance, 6.75%, 10/1/17         A /A              1,130,000     1,218,061
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Ladera No. 98-2, 5.70%, 9/1/20                       NR/NR             5,000,000     4,844,800
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Prerefunded, No. 92-1, 7.10%, 9/1/21                 NR/NR             3,250,000     3,838,575
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Refunding
Bonds, Las Flores No. 92-1, MBIA Insured,
5%, 9/1/23                                           Aaa/AAA/AAA       1,000,000       938,090
----------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                  Baa1/NR           5,090,000     4,601,258
----------------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB, Series D, FGIC Insured,
Zero Coupon, 5.60%, 8/1/10(1)                        Aaa/AAA           2,000,000     1,154,120
----------------------------------------------------------------------------------------------
Colton, CA PFAU TXAL RRB, Redevelopment
Projects, Series B, 5.875%, 8/1/27                   NR/NR             3,700,000     3,575,421



                  15   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face          Market Value
                                                     (Unaudited)      Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 5.75%, 8/1/10                              NR/NR            $  815,000    $  820,542
----------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 6%, 8/1/21                                 NR/NR             2,800,000     2,789,836
----------------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22           Baa2/NR           1,410,000     1,462,198
----------------------------------------------------------------------------------------------
Compton, CA Refunding COP, Civic Center &
Capital Improvements, Series A, 5.50%, 9/1/15        NR/BBB            3,000,000     2,938,740
----------------------------------------------------------------------------------------------
Davis, CA Public Facilities FAU Local Agency
RRB, Mace Ranch Area, Series A, 6.60%, 9/1/25        NR/NR             5,000,000     5,182,100
----------------------------------------------------------------------------------------------
Delta Cnty., CA Home Mtg. FAU SFM RB,
Series A, 5.35%, 6/1/24                              Aaa/AAA/AAA       4,605,000     4,475,231
----------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National
Medical Center, 6.25%, 4/1/23                        Baa1/AAA          4,500,000     4,902,930
----------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA
Insured, Zero Coupon, 6.20%, 11/1/18(1)              Aaa/AAA           6,000,000     2,089,320
----------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA
Insured, Zero Coupon, 6.20%, 11/1/19(1)              Aaa/AAA           2,000,000       654,140
----------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/19                             NR/BBB+           1,345,000     1,310,528
----------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/27                             NR/BBB+           6,040,000     5,842,311
----------------------------------------------------------------------------------------------
Huntington Park, CA PFAU Lease RRB,
Wastewater System Project, Series A,
6.20%, 10/1/25                                       NR/NR             3,000,000     3,014,490
----------------------------------------------------------------------------------------------
Industry, CA Improvement Bond Act of 1915
SPAST GOB, Prerefunded, District No. 91-1,
7.65%, 9/2/21                                        NR/NR             1,750,000     1,952,352
----------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act of 1915
SPAST GOB, District 94-13-Group One,
5.50%, 9/22/22                                       NR/NR             2,500,000     2,365,600
----------------------------------------------------------------------------------------------
Laguna Salada, CA USD CAP GOB, Series B,
FGIC Insured, Zero Coupon, 5.30%, 8/1/22(1)          Aaa/AAA/AAA       3,035,000       845,490
----------------------------------------------------------------------------------------------
Lake Elsinore, CA PFAU TXAL Bonds,
Series A, 5.50%, 9/1/30                              NR/BBB            5,000,000     4,699,450


                  16   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face          Market Value
                                                     (Unaudited)      Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Lake Elsinore, CA School FAU SPTX RRB,
Horsethief Canyon, 5.625%, 9/1/16                    NR/NR            $4,760,000    $4,580,405
----------------------------------------------------------------------------------------------
Long Beach, CA Water RRB, Series A,
MBIA Insured, 5%, 5/1/24                             Aaa/AAA           7,090,000     6,644,961
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 5.58%, 3/1/12(1)               Baa1/BBB/A-       1,700,000       842,622
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 6.92%, 9/1/10(1)               Baa1/BBB/A-       5,960,000     3,278,358
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11(1)               Baa1/BBB/A-       2,900,000     1,492,021
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 7.03%, 9/1/13(1)               Baa1/BBB/A-       4,500,000     2,034,675
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 5.16%, 9/1/14(1)               Baa1/BBB/A-       7,260,000     3,080,128
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB, First
Tier-Property A, Series A, FSA Insured, 5%, 7/1/15   Aaa/AAA/AAA       5,000,000     4,879,200
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/14                    Aaa/AAA/AAA       5,000,000     4,919,800
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU Lease
RB, Multiple Capital Facilities Project V,
Series A, AMBAC Insured, 5.125%, 6/1/17              Aaa/AAA           1,965,000     1,922,163
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU RRB,
Regional Park & Open Space District,
Series A, 5%, 10/1/16(4)                             Aa3/AA            7,600,000     7,356,952
----------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                            Aa3/AA/AA         5,000,000     4,841,600
----------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB, Series B,
FGIC Insured, 5%, 7/1/23                             Aaa/AAA/AAA       5,000,000     4,691,500
----------------------------------------------------------------------------------------------
Oakland, CA RA TXAL Refunding Bonds,
MBIA Insured, 5.95%, 9/1/19(5)                       Aaa/AAA           8,600,000     9,040,578
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 86-2 SPTX
Refunding Bonds, Rancho Santa Margarita,
Series A, 5.55%, 8/15/17                             NR/NR             1,000,000       974,410
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.10%, 8/15/05   NR/AAA            1,440,000     1,594,915
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.35%, 8/15/18   NR/AAA            7,000,000     7,802,760
----------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act of
1915 RRB, Irvine Coast Assessment District,
No. 88-1-A, 5.50%, 9/2/16                            NR/NR             3,000,000     2,973,630



                  17   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face          Market Value
                                                     (Unaudited)     Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Orange Cnty., CA Improvement Bond Act of
1915 SPAST GOB, Assessment No. 88-1,
6.25%, 9/2/18                                        NR/NR           $ 2,300,000   $ 2,326,404
----------------------------------------------------------------------------------------------
Palm Springs, CA COP, Escrowed to Maturity,
Sub. Lien, Series B, Zero Coupon,
5.54%, 4/15/21(1)                                    NR/AAA           15,000,000     4,520,700
----------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                    NR/BBB            2,500,000     2,630,325
----------------------------------------------------------------------------------------------
Placentia, CA PFAU SPTX RB, Jr. Lien,
Series B, 6.60%, 9/1/15                              NR/NR             1,600,000     1,641,776
----------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                              Aaa/AAA           4,500,000     5,644,350
----------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series B, 7.50%, 8/1/23                              Aaa/AAA             500,000       625,050
----------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                               Aaa/AAA           2,000,000     2,190,760
----------------------------------------------------------------------------------------------
Port Oakland, CA Port RB, Series G, MBIA
Insured, 5.375%, 11/1/25                             Aaa/AAA/AAA      10,650,000    10,371,502
----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.97%, 6/1/19(2)      Aaa/AAA/AAA       4,000,000     4,135,000
----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 9.339%, 7/8/22(2)     Aaa/AAA           2,500,000     3,040,625
----------------------------------------------------------------------------------------------
Richmond, CA Improvement Bond Act of 1915
GORB, Reassessment District No. 855,
6.60%, 9/2/19                                        NR/NR             1,500,000     1,545,450
----------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
Prerefunded, 7.55%, 9/1/17                           NR/NR             3,000,000     3,186,150
----------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU Refunding COP,
5.75%, 5/15/19                                       NR/BBB-           2,100,000     2,079,735
----------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A,
5.625%, 10/1/33                                      Baa2/BBB-         6,600,000     6,491,166
----------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/12        NR/NR             3,000,000     3,367,320
----------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/20        NR/NR             3,000,000     3,367,320
----------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                    Aaa/AAA           4,285,000     5,546,675
----------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8%, 7/1/16(4)                              Aaa/AAA          10,000,000    12,944,900


                  18   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face           Market Value
                                                     (Unaudited)     Amount         See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Sacramento Cnty., CA SPTX Refunding Bonds,
CFD No. 1, 5.70%, 12/1/20                            NR/NR           $ 2,000,000    $1,938,420
----------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14              NR/BBB-/NR        5,000,000     5,631,600
----------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.325%, 8/15/18(2)         Aaa/AAA/AAA       5,500,000     6,235,625
----------------------------------------------------------------------------------------------
Sacramento, CA PAU RB, Cogeneration
Project, 6%, 7/1/22                                  NR/BBB-           7,300,000     7,453,592
----------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, Medical
Center Financing Project, MBIA Insured,
5.50%, 8/1/17                                        Aaa/AAA           5,250,000     5,404,717
----------------------------------------------------------------------------------------------
San Diego Cnty., CA COP, MBIA Insured,
Inverse Floater, 8.896%, 11/18/19(2)                 A1/A              2,000,000     2,202,500
----------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Prerefunded, Series 91-B, MBIA Insured,
Inverse Floater, 9.12%, 4/8/21(2)                    Aaa/AAA           3,000,000     3,630,000
----------------------------------------------------------------------------------------------
San Diego, CA Convention Center Expansion
FAU Lease RB, Series A, 5.25%, 4/1/16                Aaa/AAA/AAA       3,000,000     2,984,940
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Issue 22, AMBAC
Insured, 5%, 5/1/19                                  Aaa/AAA/AAA         235,000       220,797
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Series 84, AMBAC
Insured, Inverse Floater, 6.145%, 5/1/19(2)          NR/AAA            4,750,000     4,175,820
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C,
Zero Coupon, 5.10%, 8/1/11(1)                        A2/A              2,350,000     1,218,875
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C, Zero
Coupon, 5.15%, 8/1/12(1)                             A2/A              2,350,000     1,142,382
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C, Zero
Coupon, 5.25%, 8/1/14(1)                             A2/A              2,350,000     1,006,129
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, Series C, Zero
Coupon, 5%, 8/1/10(1)                                A2/A              2,350,000     1,302,652
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A,
0%/5.75%, 1/15/21(6)                                 Baa3/BBB-/BBB    11,800,000     7,620,558


                  19   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face         Market Value
                                                     (Unaudited)     Amount       See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A, MBIA
Insured, Zero Coupon, 5.73%, 1/15/25(1)              Aaa/AAA/AAA     $18,250,000  $  4,386,570
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 5%, 1/1/33            Baa3/BBB-/BBB     8,000,000     7,161,920
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, Prerefunded,
6.75%, 1/1/32                                        Aaa/AAA/AAA       7,000,000     7,718,480
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Inner-City Commuter,
Series C, 5.60%, 9/1/19                              NR/BBB            3,060,000     2,959,601
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.50%, 9/1/15                              NR/NR             1,000,000       953,760
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.60%, 9/1/19                              NR/NR             1,000,000       950,250
----------------------------------------------------------------------------------------------
Santa Margarita/Dana Point, CA Authority RB,
Improvement Districts 3-3A-4-4A, Series B,
MBIA Insured, 7.25%, 8/1/14                          Aaa/AAA             680,000       833,864
----------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB,
Series A, 7.35%, 9/1/24                              NR/AAA            1,340,000     1,393,761
----------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, Inverse Floater,
7.419%, 10/30/20(2)                                  Aa2/AA            3,300,000     3,291,750
----------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RRB, Series A, 4.75%, 7/1/22              Aa2/AA           10,000,000     9,011,100
----------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.615%, 7/1/12(2)                   Aa3/A+            1,900,000     2,101,875
----------------------------------------------------------------------------------------------
Stockton, CA CFD No. 90-2 SPTX RRB,
Brookside Estates, 6.20%, 8/1/15                     NR/NR             1,750,000     1,780,870
----------------------------------------------------------------------------------------------
Temecula, CA CFD No. 88-12-A SPTX
Refunding Bonds, 5.625%, 9/1/17                      NR/NR             2,175,000     2,125,454
----------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 88-1 SPTX RB,
Prerefunded, Series B, 6.375%, 9/1/21                NR/NR             3,500,000     3,978,520
----------------------------------------------------------------------------------------------
University of CA Regents RB, Multiple Purpose
Projects, Prerefunded, Series A, 6.875%, 9/1/16      NR/AAA            1,950,000     2,149,388
----------------------------------------------------------------------------------------------
West Sacramento, CA Improvement Bond Act of
1915 SPAST Refunding Bonds, 5.60%, 9/2/17            NR/NR             2,000,000     1,938,020
----------------------------------------------------------------------------------------------
Yuba City, CA USD Refunding COP,
Series A, 5%, 2/1/17                                 Aaa/AAA           3,010,000     2,909,496
                                                                                  ------------
                                                                                   441,559,397



                  20   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face        Market Value
                                                     (Unaudited)      Amount      See Note 1
----------------------------------------------------------------------------------------------
U.S. Possessions--4.8%
Guam PAU RB, Series A, 6.625%, 10/1/14               NR/BBB           $2,000,000  $  2,241,980
----------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
Inverse Floater, 7.794%, 7/1/08(2)                   Aaa/AAA           3,500,000     3,815,000
----------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A,
AMBAC Insured, 5.50%, 7/1/13                         Aaa/AAA/AAA       3,000,000     3,144,390
----------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A,
AMBAC Insured, 5.50%, 7/1/14                         Aaa/AAA/AAA       3,500,000     3,657,920
----------------------------------------------------------------------------------------------
PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21        Baa1/BBB+         4,000,000     4,305,560
----------------------------------------------------------------------------------------------
PR HFA SFM RB, Affordable Housing Mtg
Portfolio I, 6.25%, 4/1/29                           Aaa/AAA           2,440,000     2,531,256
----------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                            Aaa/AAA             275,000       286,209
----------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental
PC Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12            NR/BBB-/BBB       2,350,000     2,468,157
                                                                                  ------------
                                                                                    22,450,472

----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $451,843,264)                             99.6%  464,009,869
----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                              0.4     1,979,775
                                                                       ---------  ------------
Net Assets                                                                 100.0% $465,989,644
                                                                       =========  ============


To simplify the listings of securities, abbreviations are used per the table below:

CAP    -- Capital Appreciation                     PAU   -- Power Authority
CDAU   -- Communities Development Authority        PC    -- Pollution Control
CFD    -- Community Facilities District            PCFAU -- Pollution Control Finance Authority
CMWLTH -- Commonwealth                             PFAU  -- Public Finance Authority
COP    -- Certificates of Participation            PPAU  -- Public Power Authority
ED     -- Economic Development                     PWBL  -- Public Works Board Lease
EPAU   -- Electric Power Authority                 RA    -- Redevelopment Agency
FA     -- Facilities Authority                     RB    -- Revenue Bonds
FAU    -- Finance Authority                        RRB   -- Revenue Refunding Bonds
GOB    -- General Obligation Bonds                 SCDAU -- Statewide Communities Development Authority
GORB   -- General Obligation Refunding Bonds       SDI   -- School District
HF     -- Health Facilities                        SFM   -- Single Family Mortgage
HFA    -- Housing Finance Agency                   SPAST -- Special Assessment
HFFAU  -- Health Facilities Finance Authority      SPTX  -- Special Tax
HTAU   -- Highway & Transportation Authority       SWD   -- Solid Waste Disposal
MTAU   -- Metropolitan Transportation Authority    TXAL  -- Tax Allocation
MUD    -- Municipal Utility District               USD   -- Unified School District


                  21   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 2. Represents the current interest rate for a variable rate bond known as an "inverse floaters" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $46,972,545 or 10.08% of the Fund's net assets as of July 31, 1999. 3. When-issued security to be delivered and settled after July 31, 1999. 4. Securities with an aggregate market value of $1,808,680 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements. 5. Represents the current interest rate for a variable rate security. 6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

As of July 31, 1999, securities subject to the alternative minimum tax amount to $77,814,717 or 16.70% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                             Market Value     Percent
-----------------------------------------------------------------------------
Special Assessment                                   $121,100,182        26.2%*
-----------------------------------------------------------------------------
Single-Family Housing                                  55,695,885        12.0
-----------------------------------------------------------------------------
Municipal Leases                                       43,363,362         9.3
-----------------------------------------------------------------------------
Highways                                               42,872,773         9.2
-----------------------------------------------------------------------------
Hospital/Healthcare                                    36,689,836         7.9
-----------------------------------------------------------------------------
Adult Living Facilities                                35,803,683         7.7
-----------------------------------------------------------------------------
Electric Utilities                                     35,145,857         7.6
-----------------------------------------------------------------------------
General Obligation                                     22,923,910         4.9
-----------------------------------------------------------------------------
Water Utilities                                        22,577,811         4.9
-----------------------------------------------------------------------------
Marine/Aviation Facilities                             20,637,629         4.4
-----------------------------------------------------------------------------
Sales Tax                                               9,799,000         2.1
-----------------------------------------------------------------------------
Corporate Backed                                        9,143,025         2.0
-----------------------------------------------------------------------------
Higher Education                                        6,774,486         1.5
-----------------------------------------------------------------------------
Education                                                 938,090         0.2
-----------------------------------------------------------------------------
Resource Recovery                                         544,340         0.1
                                                     ------------       -----
Total                                                $464,009,869       100.0%
                                                     ============       =====

*Securities with a market value of $22,353,273 or 18.46% of total investments at value are represented by pre-refunded securities, collateralized by U.S. government securities.

See accompanying Notes to Financial Statements.

                  22   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  July 31, 1999
--------------------------------------------------------------------------------


=======================================================================================
Assets
Investments, at value (cost $451,843,264)--see accompanying statement      $464,009,869
---------------------------------------------------------------------------------------
Cash                                                                            187,500
---------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                      6,445,459
Investments sold                                                              1,881,411
Shares of beneficial interest sold                                              323,018
Daily variation on futures contracts--Note 5                                     70,469
Other                                                                             4,546
                                                                           ------------
Total assets                                                                472,922,272

=======================================================================================
Liabilities Payables and other liabilities:
Investments purchased (including $4,107,525 purchased on a
when-issued basis)--Note 1                                                    4,107,525
Dividends                                                                     1,238,112
Shares of beneficial interest redeemed                                        1,191,917
Trustees' compensation--Note 1                                                  162,339
Distribution and service plan fees                                               96,106
Shareholder reports                                                              55,955
Transfer and shareholder servicing agent fees                                    26,547
Custodian fees                                                                    2,937
Other                                                                            51,190
                                                                           ------------
Total liabilities                                                             6,932,628

=======================================================================================
Net Assets                                                                 $465,989,644
                                                                           ============

=======================================================================================
Composition of Net Assets
Paid-in capital                                                            $455,561,717
---------------------------------------------------------------------------------------
Overdistributed net investment income                                        (1,088,872)
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                       (648,400)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                    12,165,199
                                                                           ------------
Net assets                                                                 $465,989,644
                                                                           ============



                  23   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  (Continued)
--------------------------------------------------------------------------------

=======================================================================================
Net Asset Value Per Share
Class A Shares:
        Net asset value and redemption price per share (based on net assets of
$316,362,542 and 29,941,203 shares of beneficial interest outstanding) $10.57
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price) $11.10

---------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $132,762,787 and
12,560,331 shares of beneficial interest outstanding) $10.57

---------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,864,315 and
1,598,190 shares of beneficial interest outstanding) $10.55

See accompanying Notes to Financial Statements.


                  24   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

=======================================================================================
Investment Income
Interest                                                                   $ 26,109,577

=======================================================================================
Expenses
Management fees--Note 4                                                       2,540,982
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                         757,647
Class B                                                                       1,294,892
Class C                                                                         146,564
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                           259,539
---------------------------------------------------------------------------------------
Shareholder reports                                                              98,260
---------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                   47,096
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                      45,007
---------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                      42,049
---------------------------------------------------------------------------------------
Registration and filing fees                                                     15,486
---------------------------------------------------------------------------------------
Insurance expenses                                                                8,257
---------------------------------------------------------------------------------------
Other                                                                            10,495
                                                                           ------------
Total expenses                                                                5,266,274
Less expenses paid indirectly--Note 1                                           (25,729)
                                                                           ------------
Net expenses                                                                  5,240,545

=======================================================================================
Net Investment Income                                                        20,869,032

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                                     199,201
Closing of futures contracts                                                    167,513
                                                                           ------------
Net realized gain                                                               366,714

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments        (16,235,114)
                                                                           ------------
Net realized and unrealized loss                                            (15,868,400)

=======================================================================================
Net Increase in Net Assets Resulting from Operations                       $  5,000,632
                                                                           ============


See accompanying Notes to Financial Statements.


                  25   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                Year Ended July 31,
                                                                                1999             1998
=============================================================================================================
Operations
Net investment income                                                           $ 20,869,032     $ 19,136,459
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                             366,714       (1,120,364)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            (16,235,114)       3,444,127
                                                                                ------------     ------------
Net increase in net assets resulting from operations                               5,000,632       21,460,222

=============================================================================================================
Dividends and/or Distributions to Shareholders Dividends from net investment income:
Class A                                                                          (15,214,034)     (14,732,831)
Class B                                                                           (5,284,436)      (4,147,106)
Class C                                                                             (600,129)        (359,910)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                   --       (2,092,323)
Class B                                                                                   --         (677,374)
Class C                                                                                   --          (51,258)

=============================================================================================================
Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                           26,403,170        3,072,554
Class B                                                                           22,044,556       33,042,362
Class C                                                                            6,138,090        5,382,827

=============================================================================================================
Net Assets
Total increase                                                                    38,487,849       40,897,163
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                              427,501,795      386,604,632
                                                                                ------------     ------------
End of period (including overdistributed net investment
income of $1,088,872 and $859,305, respectively)                                $465,989,644     $427,501,795
                                                                                ============     ============


See accompanying Notes to Financial Statements.

                  26   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                     Class A
                                                     ---------------------------------------------------------------------
                                                     Year Ended                                       Year Ended
                                                     July 31,                                         December 31,
                                                     1999        1998       1997          1996(1)     1995        1994
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $10.92      $10.94     $10.39        $10.69      $ 9.45      $10.97
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .53         .54        .58           .33         .58         .60
Net realized and unrealized gain (loss)                  (.35)        .06        .54          (.30)       1.25       (1.51)
                                                       ------      ------     ------        ------      ------      ------
Total income (loss) from
investment operations                                     .18         .60       1.12           .03        1.83        (.91)

--------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                     (.53)       (.54)      (.57)         (.33)       (.58)       (.61)
Dividends in excess of net
investment income                                          --          --         --            --        (.01)         --
Distributions from net realized gain                       --        (.08)        --            --          --          --
                                                       ------      ------     ------        ------      ------      ------
Total dividends and distributions
to shareholders                                          (.53)       (.62)      (.57)         (.33)       (.59)       (.61)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.57      $10.92     $10.94        $10.39      $10.69      $ 9.45
                                                       ======      ======     ======        ======      ======      ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                      1.59%       5.66%     11.11%         0.34%      19.76%      (8.49)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                       $316,363    $300,717   $298,162      $286,033    $285,307    $219,682
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $314,094    $297,372   $289,439      $279,796    $250,188    $248,850
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    4.79%       4.91%      5.49%         5.53%       5.64%       5.99%
Expenses                                                 0.91%       0.92%(4)   0.94%(4)      0.97%(4)    0.95%(4)    0.96%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 35%         31%        31%           14%         23%         22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  27   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------


                                     Class B
                                                         -----------------------------------------------------------------
                                                         Year Ended                                     Year Ended
                                                         July 31,                                       December 31,
                                                         1999          1998         1997       1996(1)  1995       1994
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $10.92        $10.94      $10.39     $10.69   $ 9.44     $10.98
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45           .46         .49        .28      .51        .54
Net realized and unrealized gain (loss)                      (.35)          .06         .55       (.30)    1.25      (1.55)
                                                           ------        ------      ------     ------   ------     ------
Total income (loss) from
investment operations                                         .10           .52        1.04       (.02)    1.76      (1.01)

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)         (.46)       (.49)      (.28)    (.50)      (.53)
Dividends in excess of net
investment income                                              --            --          --         --     (.01)        --
Distributions from net realized gain                           --          (.08)         --         --       --         --
                                                           ------        ------      ------     ------   ------     ------
Total dividends and distributions
to shareholders                                              (.45)         (.54)       (.49)      (.28)    (.51)      (.53)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.57        $10.92      $10.94     $10.39   $10.69     $ 9.44
                                                           ======        ======      ======     ======   ======     ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                          0.82%         4.86%      10.27%     (0.12)%  18.97%     (9.39)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                           $132,763      $115,444     $82,474    $52,038  $41,224    $20,224
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $129,538      $ 99,266     $65,192    $46,422  $29,918    $16,552
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%         4.21%       4.70%      4.74%    4.82%      5.17%
Expenses                                                     1.67%         1.67%(4)    1.70%(4)   1.74%(4) 1.72%(4)   1.73%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%           31%         31%        14%      23%        22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  28   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Class C
                                                          ----------------------------------------------------------
                                                                                                             Period
                                                                                                             Ended
                                                          Year Ended July 31,                                Dec. 31,
                                                          1999          1998         1997       1996(1)      1995(6)
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $10.91        $10.93      $10.38     $10.68        $10.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45           .46         .49        .27           .08
Net realized and unrealized gain (loss)                      (.36)          .06         .55       (.30)          .22
                                                           ------        ------      ------     ------        ------
Total income (loss) from
investment operations                                         .09           .52        1.04       (.03)          .30

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)         (.46)       (.49)      (.27)         (.07)
Dividends in excess of net
investment income                                              --            --          --         --          (.01)
Distributions from net realized gain                           --          (.08)         --         --            --
                                                           ------         ------     ------     ------        ------
Total dividends and distributions
to shareholders                                              (.45)         (.54)       (.49)      (.27)         (.08)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.55        $10.91      $10.93     $10.38        $10.68
                                                           ======        ======      ======     ======        ======

====================================================================================================================
Total Return, at Net Asset Value(2)                          0.73%         4.87%      10.26%     (0.19)%        2.90%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $16,864       $11,340      $5,969     $2,171          $125
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $14,672       $ 8,614      $3,869     $1,156          $ 91
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%         4.24%       4.66%      4.54%         4.56%
Expenses                                                     1.67%         1.66%(4)    1.70%(4)   1.80%(4)      1.68%(4)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%           31%         31%        14%           23%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively. 6. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge, on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                  30   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $4,107,525.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $650,000, which expires in 2006.
-------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1999, a provision of $2,209 was made for the Fund's projected benefit obligations and payments of $6,365 were made to retired trustees, resulting in an accumulated liability of $159,162 as of July 31, 1999.
               The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                  31   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
               There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  32   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended July 31, 1999           Year Ended July 31, 1998
                              -----------------------------      ----------------------------
                              Shares          Amount             Shares         Amount
--------------------------------------------------------------------------------------------
Class A:
Sold                           6,301,987      $ 69,153,860        4,625,371     $ 50,462,764
Dividends and/or
distributions reinvested         818,090         8,975,978          921,790       10,031,986
Redeemed                      (4,716,845)      (51,726,668)      (5,266,312)     (57,422,196)
                              ----------      ------------       ----------     ------------
Net increase                   2,403,232      $ 26,403,170          280,849     $  3,072,554
                              ==========      ============       ==========     ============

--------------------------------------------------------------------------------------------
Class B:
Sold                           3,406,294      $ 37,480,696        3,871,772     $ 42,232,554
Dividends and/or
distributions reinvested         301,331         3,307,444          279,759        3,046,210
Redeemed                      (1,715,264)      (18,743,584)      (1,120,147)     (12,236,402)
                              ----------      ------------       ----------     ------------
Net increase                   1,992,361      $ 22,044,556        3,031,384     $ 33,042,362
                              ==========      ============       ==========     ============

--------------------------------------------------------------------------------------------
Class C:
Sold                             856,519      $  9,406,000          697,841     $  7,611,935
Dividends and/or
distributions reinvested          37,673           412,830           29,500          320,853
Redeemed                        (335,760)       (3,680,740)        (233,849)      (2,549,961)
                              ----------      ------------       ----------     ------------
Net increase                     558,432      $  6,138,090          493,492     $  5,382,827
                              ==========      ============       ==========     ============


================================================================================
3. Unrealized Gains and Losses on Securities
As of July 31, 1999, net unrealized appreciation on securities of $12,166,605 was composed of gross appreciation of $18,048,861, and gross depreciation of $5,882,256.


                  33   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fees for the year ended July 31, 1999, was 0.55% of the average annual net assets for each class of shares.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   Aggregate          Class A          Commissions         Commissions           Commissions
                   Front-End          Front-End        On Class A          On Class B            On Class C
                   Sales Charges      Sales Charges    Shares              Shares                Shares
                   On Class A         Retained by      Advanced by         Advanced by           Advanced by
Year Ended         Shares             Distributor      Distributor(1)      Distributor(1)        Distributor(1)
---------------------------------------------------------------------------------------------------------------
July 31, 1999      $924,929           $154,753         $188,991            $1,254,294                   $84,556

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                     Class A                           Class B                          Class C
                     Contingent Deferred               Contingent Deferred              Contingent Deferred
                     Sales Charges                     Sales Charges                    Sales Charges
Year Ended           Retained by Distributor           Retained by Distributor          Retained by Distributor
---------------------------------------------------------------------------------------------------------------
July 31, 1999        $--                               $291,981                                          $8,385


      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                  34   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended July 31, 1999, payments under the Class A Plan totaled $757,647, all of which was paid by the Distributor to recipients. That included $25,906 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate,whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
               The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
               The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 1999, were as follows:

                                                                                Distributor's             Distributor's
                                                                                Aggregate                 Unreimbursed
                                                                                Unreimbursed              Expenses
                           Total Payments            Amount Retained            Expenses                  As % of Net
Class                      Under Plan                By Distributor             Under Plan                Assets of Class
-------------------------------------------------------------------------------------------------------------------------
Class B Plan               $1,294,892                $1,062,283                 $4,059,718                          3.06%
-------------------------------------------------------------------------------------------------------------------------
Class C Plan               $  146,564                $   93,541                 $  207,394                          1.23%


                  35   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 1999, the Fund had outstanding futures contracts as follows:

                           Expiration       Number of         Valuation as of         Unrealized
Contract Description       Date             Contracts         July 31, 1999           Depreciation
--------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
                                  >
U.S. Long Bond             9/21/99          205               $23,568,594                   $1,406


================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
               The Fund had no borrowings outstanding during the year ended July 31, 1999.

                                  Appendix A

------------------------------------------------------------------------------
              Descriptions of Municipal Bond Ratings Categories
------------------------------------------------------------------------------
                          Of Principal Rating Agencies
------------------------------------------------------------------------------

Municipal Bonds

Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for municipal bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

|_| Aaa. Municipal bonds rated "Aaa" are judged to be of the "best quality."
|_| Aa. The rating "Aa" is assigned to bonds which are judged of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated municipal bonds. "Aaa" and "Aa" rated bonds are generally known as "high grade bonds."
|_| A. Municipal bonds rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future.
|_| Baa. Municipal bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and have speculative characteristics as well.
|_| Ba. Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
|_| B. Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
|_| Caa. Bonds rated "Caa" are in poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
|_| Ca. Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
|_| C. Bonds rated "C" are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Municipal bonds rated by Moody's that have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol "VMIG" to distinguish characteristics that include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

Standard & Poor's Corporation. Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Ratings of BB, B, CCC and CC are regarded as having significant speculative characteristics.

|_| AAA. Obligors of municipal bonds rated AAA have "extremely strong capacity" to meet financial commitments.
|_| AA. The rating AA is given to obligors with "very strong capacity" to meet financial commitments.
|_| A. The rating A is
given to obligors with a "strong capacity" to meet financial commitments but is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligors in higher categories.
|_| BBB. The BBB rating
is given to an obligor that has "adequate capacity" to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
|_| BB. Obligors rated BB are less vulnerable in the near-term than other lower-rated obligations to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet financial commitments.
|_| B. Obligors rated B have a greater vulnerability than obligors rated BB, but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments. |_| CCC. Obligors rated CCC are currently vulnerable and are dependent upon favorable business, financial, and economic conditions to meet financial commitments. |_| CC. Obligors rated CC are currently highly vulnerable.
|_| C.Bonds rated C typically are debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
|_| D. Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. Fitch. The ratings of Fitch IBCA, Inc. for municipal bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality.
|_| AAA. Municipal Bonds rated AAA are judged to be of the "highest credit quality."
|_| AA. The rating of AA is assigned to bonds of "very high credit quality."
|_| A. Municipal bonds rated A are considered to be of "high credit quality." |_| BBB. The rating BBB is assigned to bonds of "satisfactory credit quality." A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings.
|_| BB. The rating BB is assigned to bonds considered to be "speculative."
|_| B. The rating B is assigned to bonds considered to be "highly speculative."
|_| CCC. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default.
|_| CC. Bonds rated CC are considered minimally protected. Default in payment of interest and/or principal seems probable over time.
|_| C. Bonds rated C are in imminent default in payment of interest or principal.
|_| DDD and below. Bonds rated DDD, DD and D are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Duff & Phelps. The ratings of Duff & Phelps are as follows:
|_| AAA. These are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
|_| AA+, AA & AA-. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. |_| A+, A & A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
|_| BBB+, BBB & BBB-. These have below average protection factors but are still considered sufficient for prudent investment. They have considerable variability in risk during economic cycles.
|_| BB+, BB & BB-. These are below investment grade but are deemed to be able to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.
|_| B+, B & B-. These are below investment grade and possess risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.
|_| CCC. Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.
|_| DD. These are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

Municipal Notes

Moody's. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG-1." Such short-term notes that have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

Standard & Poor's. S&P's ratings for municipal notes due in three years or less are SP-1, SP-2, and SP-3. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P. If modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

Fitch. Fitch's rating for municipal notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

      The other debt securities included in the definition of temporary defensive investments the Fund may hold are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings do not differ materially from those set forth above for municipal bonds.
Commercial Paper

Moody's. The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. These issues are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

Fitch. The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                                  Appendix B

------------------------------------------------------------------------------
                           Industry Classifications
------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1) plans qualified under Sections 401(a) or 401(k) of the Internal
         Revenue Code,
(2) non-qualified deferred compensation plans,
(3) employee benefit plans3
(4) Group Retirement Plans4
(5) 403(b)(7) custodial plan accounts
(6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more.
|_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7)
         custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record keeping is performed by Merrill Lynch Pierce Fenner & Smith,
            Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
|_| The Manager or its affiliates.
|_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.3 (5) Under a Qualified Domestic Relations Order, as defined in the Internal
            Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)         To meet the minimum distribution requirements of the Internal
            Revenue Code.
(7)         To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries. (9) Separation from service.4
         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


    III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.5 (5) To make distributions required under a Qualified Domestic Relations
                Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)             To meet the minimum distribution requirements of the Internal
                Revenue Code.
(7)             To make "substantially equal periodic payments" as described in
                Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.6 (9) On account of the participant's separation from service.7 (10) Participant-directed redemptions to purchase shares of a mutual fund
                (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).
         |_|Redemptions of Class B shares or Class C shares under an Automatic
            Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.


IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
                    Funds Who Were Shareholders of Former
                            Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.    Oppenheimer   Quest   Small   Cap
                                        Value Fund
  Oppenheimer Quest Balanced Value Fund Oppenheimer  Quest  Global  Value
                                        Fund
  Oppenheimer  Quest  Opportunity Value
  Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest   for  Value   U.S.   Government Quest for  Value  New York  Tax-Exempt
Income Fund                              Fund
  Quest  for  Value  Investment  Quality Quest  for Value  National  Tax-Exempt
Income Fund                              Fund
  Quest for Value Global Income Fund     Quest for Value California  Tax-Exempt
                                         Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds or |_| purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                     Initial       Sales Initial       Sales
Number  of  Eligible Charge  as  a %  of Charge  as  a %  of Commission   as  %
Employees or Members Offering Price      Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.
      |X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class
A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_|   Shareholders who were shareholders of the AMA Family of Funds on
         February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: |_| withdrawals under an automatic withdrawal plan holding only either
         Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

     V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment
                              Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account         Connecticut Mutual Total
                                            Return Account
  Connecticut Mutual Government             CMIA LifeSpan Capital
Securities Account                          Appreciation Account
  Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Anyof the Class A shares of a Fund and the other Former Connecticut
         Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |X|  Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more)
of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1)
      anypurchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


            VI. Special Reduced Sales Charge for Former Shareholders of
                            Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


         VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

------------------------------------------------------------------------------
Oppenheimer California Municipal Fund
------------------------------------------------------------------------------

Internet Web Site:
         www.oppenheimerfunds.com

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown & Platt
     1675 Broadway
     New York, New York 10019




PX790.1199


--------
1 Ms. Macaskill is not a Director of Oppenheimer Money Market Fund, Inc. 2 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 3 This provision does not apply to IRAs. 4 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 5 This provision does not apply to IRAs. 6 This provision does not apply to loans from 403(b)(7) custodial plans. 7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                    OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                 FORM N-1A

                                    PART C

                              OTHER INFORMATION


Item 23.  Exhibits

(a) Amended and Restated Declaration of Trust dated September 16, 1996:
Previously filed with Registrant's Post-Effective Amendment No. 14, (10/30/96) and incorporated herein by reference.

(b) (i) Amended By-Laws: Previously filed with Registrant's Post-Effective Amendment No. 1 (10/7/88) refiled with Registrant's Post-Effective Amendment No. 10 (4/25/95) pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

      (ii) Amended and Restated By-Laws dated as of June 4, 1998: Filed herewith.

(c) (i) Specimen Class A Share Certificate: Previously filed with Registrant's Post- Effective Amendment No. 14 (10/30/96), and incorporated herein by reference.

     (ii) Specimen Class B Share Certificate: Previously filed with Registrant's Post- Effective Amendment No. 14 (10/30/96), and incorporated herein by reference.

     (iii)  Specimen  Class  C  Share   Certificate:   Previously  filed  with
Registrant's Post-Effective Amendment No. 14 (10/30/96), and incorporated herein by reference.

 (d) Investment Advisory Agreement dated October 22, 1990: Previously filed with Post-Effective Amendment No. 3 (2/2/91), refiled with Registrant's Post-Effective Amendment No. 10 (4/25/95) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(e) (i) General Distributor's Agreement dated December 10, 1992: Previously filed with Registrant's Post-Effective Amendment No. 6 (4/28/93), refiled with Registrant's Post-Effective Amendment No. 10 (4/25/95) pursuant to
      Item 102 of Regulation S-T and incorporated herein by reference.

(ii)  Form  of  Dealer  Agreement  of  OppenheimerFunds   Distributor,   Inc.:
Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99, and incorporated herein by reference.

      (ii)  Form of Agency Agreement of  OppenheimerFunds  Distributor,  Inc.:
      Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99, and incorporated herein by reference.

      (iii) Form of Broker Agreement of  OppenheimerFunds  Distributor,  Inc.:
      Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99, and incorporated herein by reference.

      (f)   (i)   Form of Deferred  Compensation  Agreement for  Disinterested
      Trustees: Filed with Post-Effective Amendment No. 26 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/28/98, and incorporated by reference.

      (ii) Retirement Plan for Non-Interested Trustees or Directors dated 6/7/90 - Filed with Post-Effective Amendment No. 97 to the Registration Statement of Oppenheimer Fund (File No. 2-14586) 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(g) Custody Agreement dated November 1, 1988: Previously filed with Registrant's Post-Effective Amendment No. 2 (10/31/88), refiled with Registrant's Post-Effective Amendment No. 10 (4/25/95) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(h)   Not applicable.

(i) Opinion and Consent of Counsel dated October 6, 1988: Previously filed with Registrant's Post-Effective Amendment No. 1 to Registrant's Registration Statement (10/7/88), refiled with Registrant's Post-Effective Amendment No. 10, (4/25/95) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(j)   Independent Auditors Consent: Filed herewith.

(k)   Not applicable.

(l) Investment Letter from OppenheimerFunds, Inc. to Registrant dated September 7, 1988: Previously filed with Registrant's Post-Effective Amendment No. 17 (11/28/98), and incorporated herein by reference.

      (m) (i) Service Plan and Agreement for Class A shares dated June 10, 1993:
Previously filed with Registrant's Post-Effective Amendment No. 8 (4/29/94), and incorporated herein by reference.

      (ii) Distribution and Service Plan and Agreement for Class B shares dated February 12, 1998: Previously filed with Registrant's Post-Effective Amendment No. 17, (11/24/98).

      (iii) Distribution and Service Plan and Agreement for Class C shares dated February 12, 1998: Previously filed with Registrant's Post-Effective Amendment No. 17 (11/28/98), and incorporated herein by reference.

(n) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 as updated through 8/24/99: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-82579), 8/27/99, and incorporated herein by reference.

--    Powers of Attorney  (including  Certified Board  resolutions):  (Bridget
A. Macaskill) Previously filed with Registrant's Post-Effective Amendment No. 13 (4/30/96); others previously filed (all other Trustees) with Registrant's Post-Effective Amendment No. 7 (3/1/94) and incorporated herein by reference.

   --    Powers  of  Attorney  for all  Trustees/Directors:  Previously  filed with Pre-Effective
   Amendment No. 1 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/4/99, and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund

None.

Item 25.  Indemnification

      Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

      (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


           Name and Current Position Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years

Charles E. Albers,
Senior Vice President   An  officer  and/or  portfolio  manager  of certain
                                    Oppenheimer  funds  (since April 1998);
                                    a    Chartered    Financial    Analyst;
                                    formerly,    a   Vice   President   and
                                    portfolio    manager    for    Guardian
                                    Investor   Services,   the   investment
                                    management  subsidiary  of The Guardian
                                    Life Insurance Company (since 1972).

Edward Amberger,
Assistant Vice President            Formerly    Assistant   Vice    President,
                                    Securities   Analyst  for  Morgan  Stanley
                                    Dean Witter (May 1997 - April  1998);  and
                                    Research  Analyst  (July 1996 - May 1997),
                                    Portfolio  Manager  (February  1992 - July
                                    1996) and Department Manager (June 1988 to February 1992) for The Bank of New
                                    York.

Peter M. Antos,
Senior Vice President               An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer  funds;  a  Chartered
                                    Financial  Analyst;  Senior Vice President
                                    of    HarbourView     Asset     Management
                                    Corporation;  prior to  March  1996 he was
                                    the senior  equity  portfolio  manager for
                                    the  Panorama   Series  Fund,   Inc.  (the
                                    "Company")  and  other  mutual  funds  and
                                    pension  funds  managed  by G.R.  Phelps &
                                    Co. Inc.  ("G.R.  Phelps"),  the Company's
                                    former  investment  adviser,  which  was a
                                    subsidiary  of  Connecticut   Mutual  Life
                                    Insurance    Company;    he    was    also
                                    responsible for managing the common stock department and common stock investments of Connecticut Mutual Life Insurance Co.

Lawrence Apolito,
Vice President                      None.

Victor Babin,
Senior Vice President               None.

Bruce Bartlett,
Senior Vice President               An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer  funds.  Formerly,  a
                                    Vice   President   and  Senior   Portfolio
                                    Manager  at  First of  America  Investment
                                    Corp.

George Batejan,
Executive Vice President,
Chief Information Officer           Formerly  Senior  Vice  President,   Group
                                    Executive,  and Senior Systems Officer for
                                    American   International   Group  (October
                                    1994 - May 1998).

John R. Blomfield,
Vice                                President Formerly Senior Product Manager
                                    (November 1995 - August 1997) of
                                    International Home Foods and American Home
                                    Products (March 1994 - October 1996).
Connie Bechtolt,
Assistant Vice President            None.

Kathleen Beichert,
Vice President                      None.

Rajeev Bhaman,
Vice President Formerly, Vice President (January 1992 - February, 1996) of Asian Equities for Barclays de Zoete Wedd, Inc.

Robert J. Bishop,
Vice President                      Vice  President of Mutual Fund  Accounting
                                    (since  May  1996);  an  officer  of other
                                    Oppenheimer funds;  formerly, an Assistant
                                    Vice   President   of    OppenheimerFunds,
                                    Inc./Mutual Fund Accounting  (April 1994 -
                                    May  1996),  and  a  Fund  Controller  for
                                    OppenheimerFunds, Inc.

Chad Boll,
Assistant Vice President            None

Scott Brooks,
Vice President                      None.

Kevin Brosmith,
Vice President                      None.

Nancy Bush,
Assistant Vice President            None.

Adele Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       Formerly,   Assistant  Vice  President  of
                                    Rochester Fund Services, Inc.

Michael Carbuto,
Vice President                      An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer funds; Vice President
                                    of     Centennial     Asset     Management
                                    Corporation.

John Cardillo,
Assistant Vice President            None.

Mark Curry,
Assistant Vice President            None.

H.C. Digby Clements,
Vice President:
Rochester Division                  None.

O. Leonard Darling,
Executive Vice President
and Chief Investment
Officer Chief Investment Officer (since 6/99); Chief Executive Officer and Senior Manager of HarbourView Asset Management Corporation; Trustee (1993 - present) of Awhtolia College
                                    - Greece; formerly Chief Executive Officer
                                    (1993-June 1999).

William DeJianne,                   None.
Assistant Vice President

Robert A. Densen,
Senior Vice President               None.

Sheri Devereux,
Vice President          None.

Craig P. Dinsell
Executive Vice President            Formerly,  Senior Vice  President of Human
                                    Resources for Fidelity  Investments-Retail
                                    Division  (January  1995 - January  1996),
                                    Fidelity   Investments  FMR  Co.  (January
                                    1996   -   June    1997)   and    Fidelity
                                    Investments  FTPG  (June  1997  -  January
                                    1998).

John Doney,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director        Executive Vice President  (since September
                                    1993),   and  a  director  (since  January
                                    1992) of the  Distributor;  Executive Vice
                                    President,  General Counsel and a director
                                    of    HarbourView     Asset     Management
                                    Corporation  Shareholder  Services,  Inc.,
                                    Shareholder  Financial Services,  Inc. and
                                    Oppenheimer   Partnership  Holdings,  Inc.
                                    since  (September  1995);  President and a
                                    director of  Centennial  Asset  Management
                                    Corporation    (since   September   1995);
                                    President  and a director  of  Oppenheimer
                                    Real Asset  Management,  Inc  (since  July
                                    1996);  General  Counsel  (since May 1996)
                                    and   Secretary   (since  April  1997)  of
                                    Oppenheimer    Acquisition   Corp.;   Vice
                                    President       and       Director      of
                                    OppenheimerFunds  International,  Ltd. and
                                    Oppenheimer  Millennium  Funds plc  (since
                                    October   1997);   an   officer  of  other
                                    Oppenheimer funds.

Patrick Dougherty,                  None.
Assistant Vice President

Bruce Dunbar,                       None.
Vice President

Daniel Engstrom,
Assistant Vice President            None.

George Evans,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Edward Everett,
Assistant Vice President            None.

George Fahey,
Vice President                      None.

Scott Farrar,
Vice President                      Assistant    Treasurer   of    Oppenheimer
                                    Millennium   Funds  plc   (since   October
                                    1997);  an  officer  of other  Oppenheimer
                                    funds;    formerly   an   Assistant   Vice
                                    President       of       OppenheimerFunds,
                                    Inc./Mutual Fund Accounting  (April 1994 -
                                    May  1996),  and  a  Fund  Controller  for
                                    OppenheimerFunds, Inc.

Leslie A. Falconio,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds (since 6/99).

Katherine P. Feld,
Vice President and Secretary        Vice   President   and  Secretary  of  the
                                    Distributor;   Secretary  of   HarbourView
                                    Asset    Management    Corporation,    and
                                    Centennial Asset  Management  Corporation;
                                    Secretary,  Vice President and Director of
                                    Centennial   Capital   Corporation;   Vice
                                    President  and  Secretary  of  Oppenheimer
                                    Real Asset Management, Inc.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division                  An  officer,   Director  and/or  portfolio
                                    manager  of  certain   Oppenheimer  funds;
                                    Presently  he holds  the  following  other
                                    positions:  Director  (since  1995) of ICI
                                    Mutual Insurance Company;  Governor (since
                                    1994)  of  St.  John's  College;  Director
                                    (since  1994 - present)  of  International
                                    Museum of  Photography  at George  Eastman
                                    House.  Formerly,  he held  the  following
                                    positions:   formerly,   Chairman  of  the
                                    Board  and  Director  of  Rochester   Fund
                                    Distributors,  Inc. ("RFD"); President and
                                    Director of Fielding  Management  Company,
                                    Inc.  ("FMC");  President  and Director of
                                    Rochester    Capital    Advisors,     Inc.
                                    ("RCAI");  Managing  Partner of  Rochester
                                    Capital  Advisors,   L.P.,  President  and
                                    Director of Rochester Fund Services,  Inc.
                                    ("RFS");   President   and   Director   of
                                    Rochester   Tax   Managed   Fund,    Inc.;
                                    Director (1993 - 1997) of VehiCare  Corp.;
                                    Director (1993 - 1996) of VoiceMode.

David Foxhoven,
Assistant Vice President            Formerly   Manager,   Banking   Operations
                                    Department (July 1996 - November 1998).

Jennifer Foxson,
Vice President          None.

Erin Gardiner,
Assistant Vice President            None.

Alan Gilston,
Vice President                      Formerly,  Vice  President  (1987  - 1997)
                                    for    Schroder     Capital     Management
                                    International.

Jill Glazerman,
Vice President                      None.

Robyn Goldstein-Liebler
Assistant Vice President            None.

Mikhail Goldverg
Assistant Vice President            None.

Jeremy Griffiths,
Executive Vice President,
Chief Financial Officer and Chief Financial Officer and Treasurer (since March Director
                                    1998) of Oppenheimer Acquisition Corp.; a
                                    Member and Fellow of the Institute of
                                    Chartered Accountants; formerly, an
                                    accountant for Arthur Young (London, U.K.).

Robert Grill,
Senior Vice President Formerly, Marketing Vice President for Bankers Trust Company (1993 -
                                    1996); Steering Committee Member,
                                    Subcommittee Chairman for American Savings
                                    Education Council (1995 - 1996).

Elaine T. Hamann,
Vice President                      Formerly,  Vice President  (September 1989
                                    - January 1997) of Bankers Trust Company.

Robert Haley
Assistant                           Vice President Formerly, Vice President of
                                    Information Services for Bankers Trust
                                    Company (January 1991 - November 1997).

Thomas B. Hayes,
Vice President                      None.

Barbara Hennigar,
Executive Vice President and
Chief Executive Officer of
OppenheimerFunds Services,
a division of the Manager           President  and  Director  of   Shareholder
                                    Financial  Services,  Inc.;  President and
                                    Chief  Executive  Officer  of  Shareholder
                                    Services, Inc.

Dorothy Hirshman,                   None.
Assistant Vice President

Merryl Hoffman,
Vice President and                  None.
Senior Counsel

Scott T. Huebl,
Vice President                      None.

James Hyland,
Assistant Vice President            Formerly Manager of Customer  Research for
                                    Prudential  Investments  (February  1998 -
                                    July 1999).

Richard Hymes,
Vice President                      None.

Kathleen T. Ives,
Vice President                      None.

Christopher Jacobs,
Assistant Vice President            None.

William Jaume,
Vice President                      None.

Frank Jennings,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Susan Katz,
Vice President                      None.

Thomas W. Keffer,
Senior Vice President               None.

Erica Klein,
Assistant Vice President            None.

Avram Kornberg,
Vice President                      None.

Jimmy Kourkoulakos,
Assistant Vice President.           None.

John Kowalik,
Senior Vice President               An officer  and/or  portfolio  manager for
                                    certain    OppenheimerFunds;     formerly,
                                    Managing  Director  and  Senior  Portfolio
                                    Manager  at  Prudential   Global  Advisors
                                    (1989 - 1998).

Joseph Krist,
Assistant Vice President            None.

Michael Levine,
Vice President                      None.

Shanquan Li,
Vice President                      None.

Stephen F. Libera,
Vice President                      An officer  and/or  portfolio  manager for
                                    certain  Oppenheimer  funds;  a  Chartered
                                    Financial  Analyst;  a Vice  President  of
                                    HarbourView Asset Management  Corporation;
                                    prior  to  March  1996,  the  senior  bond
                                    portfolio   manager  for  Panorama  Series
                                    Fund Inc.,  other mutual funds and pension
                                    accounts  managed  by  G.R.  Phelps;  also
                                    responsible   for   managing   the  public
                                    fixed-income   securities   department  at
                                    Connecticut Mutual Life Insurance Co.

Mitchell J. Lindauer,
Vice President                      None.

Dan Loughran,
Assistant Vice President:
Rochester Division                  None.

David Mabry,
Vice President                      None.

Steve Macchia,
Vice President                      None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                        Chief Executive  Officer (since  September
                                    1995);  President and director (since June
                                    1991)  of  HarbourView   Asset  Management
                                    Corporation;    and    a    director    of
                                    Shareholder  Services,  Inc. (since August
                                    1994),    and    Shareholder     Financial
                                    Services,     Inc.    (September    1995);
                                    President  (since  September  1995)  and a
                                    director    (since    October   1990)   of
                                    Oppenheimer  Acquisition Corp.;  President
                                    (since  September  1995)  and  a  director
                                    (since   November   1989)  of  Oppenheimer
                                    Partnership  Holdings,   Inc.,  a  holding
                                    company  subsidiary  of  OppenheimerFunds,
                                    Inc.;  a  director  of  Oppenheimer   Real
                                    Asset Management,  Inc. (since July 1996);
                                    President  and a director  (since  October
                                    1997)  of  OppenheimerFunds  International
                                    Ltd., an offshore fund manager  subsidiary
                                    of OppenheimerFunds,  Inc. and Oppenheimer
                                    Millennium   Funds  plc   (since   October
                                    1997);  President  and a director of other
                                    Oppenheimer    funds;    a   director   of
                                    Hillsdown   Holdings  plc  (a  U.K.   food
                                    company);   formerly,  an  Executive  Vice
                                    President of OFI.

Philip T. Masterson,
Vice President Formerly an Associate at Davis, Graham, & Stubbs (January 1998 - July 1998); Associate; Myer, Swanson, Adams & Wolf, P.C. (May 1996 - June 1998).

Loretta McCarthy,
Executive Vice President            None.

Beth Michnowski,
Assistant                           Vice President Formerly Senior Marketing
                                    Manager (May 1996 - June 1997) and Director of Product Marketing (August 1992 - May
                                    1996) with Fidelity Investments.

Lisa Migan,
Assistant Vice President            None.

Denis R. Molleur,
Vice President and
Senior Counsel                      None.

Nikolaos Monoyios,
Vice President                      A Vice President and/or portfolio  manager
                                    of certain  Oppenheimer funds (since April
                                    1998);  a  Certified   Financial  Analyst;
                                    formerly, a Vice President and portfolio manager for Guardian Investor Services, the management subsidiary of The Guardian
                                    Life Insurance Company (since 1979).

Linda Moore,
Vice President                      Formerly,  Marketing  Manager  (July  1995
                                    -November   1996)  for  Chase   Investment
                                    Services Corp.

Kenneth Nadler,
Vice President                      None.

David Negri,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President            None.

Robert A. Nowaczyk,
Vice President                      None.

Ray Olson,
Assistant Vice President            None.

Richard M. O'Shaugnessy,
Assistant Vice President:
Rochester Division                  None.

Gina M. Palmieri,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds (since 6/99).

Robert E. Patterson,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

James Phillips
Assistant Vice President            None.

Stephen Puckett,
Vice President                      None.

Jane Putnam,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Michael Quinn,
Assistant Vice President            Formerly,  Assistant Vice President (April
                                    1995  -  January   1998)  of  Van   Kampen
                                    American Capital.

Julie Radtke,
Vice President                      Formerly   Assistant  Vice  President  and
                                    Business  Analyst  for  Pershing,   Jersey
                                    City (August 1997 -November 1997);  Senior
                                    Business       Consultant,        American
                                    International  Group  (January 1996 - July
                                    1997).

Russell Read,
Senior Vice President               Vice President of  Oppenheimer  Real Asset
                                    Management, Inc. (since March 1995).

Thomas Reedy,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Securities Analyst for the Manager.

John Reinhardt,
Vice President: Rochester Division  None

Ruxandra Risko,
Vice President                      None.

Michael S. Rosen,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

Richard H. Rubinstein,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Lawrence Rudnick,
Assistant Vice President            None.

James Ruff,
Executive Vice President & Director None.

Rohit Sah,
Assistant Vice President            None.

Valerie Sanders,
Vice President                      None.

Jeff Schneider,
Vice President                      Director,        Personal        Decisions
International.

Ellen Schoenfeld,
Assistant Vice President            None.

David Schultz,
Senior Vice President
and Chief Executive Officer         Senior   Managing   Director,    President
                                    (since  April  1999) and  Chief  Executive
                                    Officer of  HarbourView  Asset  Management
                                    Corporation (since June 1999).

Stephanie Seminara,
Vice President                      None.

Martha Shapiro,
Assistant Vice President            None.

Michelle Simone,
Assistant Vice President            None.

Christian D. Smith
Senior Vice President A Vice President and/or portfolio manager of certain Oppenheimer funds.

Connie Song,
Assistant Vice President            None.

Richard Soper,
Vice President                      None.

Keith Spencer                       Equity trader.
Vice President

Cathleen Stahl,
Vice President                      Assistant  Vice  President  &  Manager  of
                                    Women & Investing Program
Richard A. Stein,
Vice President: Rochester Division  Assistant Vice  President  (since 1995) of
                                    Rochester Capitol Advisors, L.P.

Arthur Steinmetz,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Stoma,
Senior Vice President               None.

Michael C. Strathearn,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered Financial Analyst; a Vice President of HarbourView Asset Management Corporation.

Wayne Strauss,
Assistant Vice President: Rochester
Division Formerly Senior Editor, West Publishing Company (January 1997 - March 1997).

James C. Swain,
Vice Chairman of the Board          Chairman,  CEO and  Trustee,  Director  or
                                    Managing   Partner  of  the   Denver-based
                                    Oppenheimer  Funds;  formerly,   President
                                    and   Director   of    Centennial    Asset
                                    Management Corporation and Chairman of the Board of Shareholder Services, Inc.

Susan Switzer,
Assistant Vice President            None.

Anthony A. Tanner,
Vice President:  Rochester Division None.

Jay Tracey,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds.

James Turner,
Assistant Vice President            None.

Angela Uttaro,
Assistant Vice President            None.

Maureen VanNorstrand,
Assistant Vice President            None.

Annette Von Brandis,
Assistant Vice President            None.

Teresa Ward,
Assistant Vice President            None.

Jerry Webman,
Senior Vice President               Director  of  New  York-based   tax-exempt
                                    fixed income Oppenheimer funds.

Christine Wells,
Vice President                      None.

Joseph Welsh,
Assistant Vice President            None.

Kenneth B. White,
Vice                                President An officer and/or portfolio
                                    manager of certain Oppenheimer funds; a
                                    Chartered Financial Analyst; Vice President
                                    of HarbourView Asset Management Corporation.
William L. Wilby,
Senior Vice President               An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer funds; Vice President
                                    of    HarbourView     Asset     Management
                                    Corporation.

Donna Winn,                         Senior     Vice     President/Distribution
                                    Marketing.
Senior Vice President

Brian W. Wixted,        Formerly Principal and Chief Operating Officer,
Senior Vice President and                            Bankers          Trust
Company - Mutual Fund Services
 Treasurer              Division   (March   1995  -   March   1999);   Vice
                                 President and Chief  Financial  Officer of
                                 CS  First  Boston  Investment   Management
                                 Corp.  (September 1991 - March 1995);  and
                                 Vice  President  and  Accounting  Manager,
                                 Merrill Lynch Asset  Management  (November
                                 1987 - September 1991).

Carol Wolf,
Vice President          An  officer  and/or  portfolio  manager  of certain
                                 Oppenheimer   funds;   Vice  President  of
                                 Centennial Asset  Management  Corporation;
                                 Vice  President,  Finance and  Accounting;
                                 Point of Contact:  Finance  Supporters  of
                                 Children;    Member   of   the    Oncology
                                 Advisory Board of the Childrens Hospital.

Caleb Wong,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds (since 6/99) .

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel                     Assistant    Secretary   of    Shareholder
                                    Services,    Inc.    (since   May   1985),
                                    Shareholder   Financial   Services,   Inc.
                                    (since  November  1989),  OppenheimerFunds
                                    International     Ltd.    (since    1998),
                                    Oppenheimer  Millennium  Funds plc  (since
                                    October   1997);   an   officer  of  other
                                    Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                  None.

Arthur J. Zimmer,
Senior Vice President               An  officer  and/or  portfolio  manager of
                                    certain  Oppenheimer funds; Vice President
                                    of     Centennial     Asset     Management
                                    Corporation.

The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest /Rochester Funds, as set forth below:

New York-based Oppenheimer Funds

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
                     Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer Large Cap Growth Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Multi-Sector Income Trust Oppenheimer Multi-State Municipal Trust Oppenheimer Multiple Strategies Fund Oppenheimer Municipal Bond Fund Oppenheimer New York Municipal Fund Oppenheimer Series Fund, Inc. Oppenheimer Trinity Core Fund Oppenheimer Trinity Growth Fund Oppenheimer Trinity Value Fund Oppenheimer U.S. Government Trust Oppenheimer World Bond Fund

Quest/Rochester Funds

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
                         Centennial Government Trust
Centennial Money Market Trust Centennial New York Tax Exempt Trust Centennial Tax Exempt Trust Oppenheimer Cash Reserves Oppenheimer Champion Income Fund Oppenheimer Capital Income Fund Oppenheimer High Yield Fund Oppenheimer Integrity Funds Oppenheimer International Bond Fund Oppenheimer Limited-Term Government Fund Oppenheimer Main Street Small Cap Fund Oppenheimer Main Street Funds, Inc. Oppenheimer Municipal Fund Oppenheimer Real Asset Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Strategic Income Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Variable Account Funds Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.


Item 27.  Principal Underwriter

(a) OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b) The directors and officers of the Registrant's principal underwriter are:

Name & Principal             Positions & Offices         Positions & Offices
Business Address             with Underwriter            with Registrant

Jason Bach                   Vice President              None
31 Racquel Drive
Marietta, GA 30064

Peter Beebe                  Vice President              None
876 Foxdale Avenue
Winnetka, IL  60093

Douglas S. Blankenship       Vice President              None
17011 Woodbank
Spring, TX  77379

Peter W. Brennan             Vice President              None
8826 Amberton Lane
Charlotte, NC 28226

Kevin Brosmith               Vice President              None
856 West Fullerton
Chicago, IL 60614

Susan Burton(2)              Vice President              None

Erin Cawley(2)               Assistant Vice President    None

Robert Coli                  Vice President              None
12 White Tail Lane
Bedminster, NJ 07921

William Coughlin             Vice President              None
1730 N. Clark Street
#3203
Chicago, IL 60614

Mary Crooks(1)

Daniel Deckman               Vice President              None
12252 Rockledge Circle
Boca Raton, FL 33428

Christopher DeSimone         Vice President              None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Joseph DiMauro               Vice President              None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Rhonda Dixon-Gunner(1)       Assistant Vice President    None

Andrew John Donohue(2)       Executive Vice              Secretary of the
                             President, Director         Oppenheimer funds.
                             and General Counsel

John Donovan                 Vice President              None
868 Washington Road
Woodbury, CT  06798

Kenneth Dorris               Vice President              None
4104 Harlanwood Drive
Fort Worth, TX 76109

G. Patrick Dougherty, Jr.    Vice President              None
780 Watchung Road
Bound Brook, NJ 08805

Eric Edstrom(2)              Vice President              None

Wendy H. Ehrlich             Vice President              None
4 Craig Street
Jericho, NY 11753

Kent Elwell                  Vice President              None
35 Crown Terrace
Yardley, PA  19067

George Fahey                 Vice President              None
141 Breon Lane
Elkton, MD 21921

Eric Fallon                  Vice President              None
10 Worth Circle
Newton, MA  02158

Katherine P. Feld(2)         Vice President              None
& Secretary                  & Senior Counsel

Mark Ferro                   Vice President              None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding(3)        Vice President              None

John ("J") Fortuna(2)        Vice President              None

Ronald R. Foster             Senior Vice President       None
11339 Avant Lane
Cincinnati, OH 45249

Patricia Gadecki-Wells       Vice President              None
4734 Highland Place Center
Lakeland, FL 33813

Luiggino Galleto             Vice President              None
10302 Reisling Court
Charlotte, NC 28277

Michelle Gans                Vice President              None
8327 Kimball Drive
Eden Prairie, MN 55347

L. Daniel Garrity            Vice President              None
27 Covington Road
Avondale, GA 30002

Lucio Giliberti              Vice President              None
78 Metro Vista Drive
Hawthorne, NJ 07506

Ralph Grant(2)               Vice President/National     None
                             Sales Manager

Jeremy Griffiths             Director                    None

Michael Guman                Vice President              None
3913 Pleasent Avenue
Allentown, PA 18103

Linda Harding                Vice President/FID          None
6229 Love Drive
#413
Irving, TX 75039

Webb Heidinger               Vice President              None
138 Gates Street
Portsmouth, NH 03801

Phillip Hemery               Vice President              None
184 Park Avenue
Rochester, NY 14607

Tammy Hospodar               Vice President              None
30864 Paloma Court
Westlake Village, CA 91362

Edward Hrybenko (2)          Vice President              None

Richard L. Hymes (2)         Vice President              None

Byron Ingram(1)              Assistant Vice President    None

Kathleen T. Ives(1)          Vice President              None

Lynn Jensen                  Vice President              None
5120 Patterson Street
Long Beach, CA 90815

Eric K. Johnson              Vice President              None
3665 Clay Street
San Francisco, CA 94118

Mark D. Johnson              Vice President              None
409 Sundowner Ridge Court
Wildwood, MO  63011

Elyse Jurman                 Vice President              None
1194 Hillsboro Mile, #51
Hillsboro Beach, FL  33062

Michael Keogh(2)             Vice President              None

Brian Kelly                  Vice President              None
60 Larkspur Road
Fairfield, CT  06430

Richard Klein                Vice President              None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Brent Krantz                 Vice President              None
2609 SW 149th Place
Seattle, WA 98166

Oren Lane                    Vice President              None
5286 Timber Bend Drive
Brighton, MI  48116

Todd Lawson                  Vice President              None
10687 East Ida Avenue
Englewood, CO 80111

Dawn Lind                    Vice President              None
7 Maize Court
Melville, NY 11747

James Loehle                 Vice President              None
30 Wesley Hill Lane
Warwick, NY 10990

Steve Manns                  Vice President              None
1941 W. Wolfram Street
Chicago, IL  60657

Todd Marion                  Vice President              None
3 St. Marks Place
Cold Spring Harbor, NY 11724

LuAnn Mascia(2)              Assistant Vice President    None

Marie Masters                Vice President              None
8384 Glen Eagle Drive
Manlius, NY  13104

Theresa-Marie Maynier        Vice President              None
2421 Charlotte Drive
Charlotte, NC  28203

Anthony Mazzariello          Vice President              None
704 Beaver Road
Leetsdale, PA 15056

John McDonough               Vice President              None
3812 Leland Street
Chevy Chase, MD  20815

Kent McGowan                 Vice President              None
18424 12th Avenue West
Lynnwood, WA 98037

Tanya Mrva(2)                Assistant Vice President    None

Laura Mulhall(2)             Senior Vice President       None

Charles Murray               Vice President              None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray                 Vice President              None
32 Carolin Road
Upper Montclair, NJ 07043

Denise-Marie Nakamura        Vice President              None
4111 Colony Plaza
Newport, CA 92660

John Nesnay                  Vice President              None
3410 East County Line
#17
Highlands Ranch, CO 80126

Chad V. Noel                 Vice President              None
                            2408 Eagleridge Drive
Henderson, NV  89014

Joseph Norton                Vice President              None
2518 Fillmore Street
San Francisco, CA  94115

Kevin Parchinski             Vice President              None
8409 West 116th Terrace
Overland Park, KS 66210

Gayle Pereira                Vice President              None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit            Vice President              None
22 Fall Meadow Drive
Pittsford, NY  14534

Bill Presutti                Vice President              None
130 E. 63rd Street, #10E
New York, NY  10021

Steve Puckett                Vice President              None
5297 Soledad Mountain Road
San Diego, CA  92109

Elaine Puleo(2)              Senior Vice President       None

Christopher L. Quinson (2)   Vice President/             None
                                            Variable Annuities

Minnie Ra                    Vice President              None
                           100 Delores Street, #203
Carmel, CA 93923

Dustin Raring                Vice President              None
378 Elm Street
Denver, CO 80220

Michael Raso                 Vice President              None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

Sean Reardon                 Vice President              None
10915 NE 123rd Place
#B207
Kirkland, WA 98034
John C. Reinhardt(3)         Vice President              None

Douglas Rentschler           Vice President              None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Ruxandra Risko(2)            Vice President              None

Michael S. Rosen(2)          Vice President              None

Kenneth Rosenson             Vice President              None
3505 Malibu Country Drive
Malibu, CA 90265

James Ruff(2)                President & Director        None

Alfredo Scalzo               Vice President              None
19401 Via Del Mar, #303
Tampa, FL  33647

Timothy Schoeffler           Vice President              None
1717 Fox Hall Road
Washington, DC  77479

Michael Sciortino            Vice President              None
785 Beau Chene Drive
Mandeville, LA  70471

Eric Sharp                   Vice President              None
862 McNeill Circle
Woodland, CA  95695
Michelle Simone(2)           Assistant Vice President    None

Stuart Speckman(2)           Vice President              None

Timothy J. Stegner           Vice President              None
794 Jackson Street
Denver, CO 80206

Marlo Stil                   Vice President              None
8579 Prestwick Drive
La Jolla, CA 92037

Peter Sullivan               Vice President              None
21445 S. E 35th Street
Issaquah, WA  98029

David Sturgis                Vice President              None
81 Surrey Lane
Boxford, MA 01921

Scott Such(1)                Senior Vice President       None

Brian Summe                  Vice President              None
239 N. Colony Drive
Edgewood, KY 41017

George Sweeney               Vice President              None
5 Smokehouse Lane
Hummelstown, PA  17036

Andrew Sweeny                Vice President              None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum         Vice President              None
704 Inwood
Southlake, TX  76092

David G. Thomas              Vice President              None
2200 North Wilson Blvd.
Suite 102-176
Arlington, VA 22201

Sarah Turpin                 Vice President              None
3517 Milton Avenue
Dallas, TX 75205

Mark Vandehey(1)             Vice President              None

Brian Villec (2)             Vice President              None
Andrea Walsh(1)              Vice President              None

Suzanne Walters(1)           Assistant Vice President    None

James Wiaduck                Vice President              None
935 Wood Run Court
South Lyon, MI 48178

Michael Weigner              Vice President              None
5722 Harborside Drive
Tampa, FL 33615

Donn Weise                   Vice President              None
3249 Earlmar Drive
Los Angeles, CA  90064

Marjorie Williams            Vice President              None
6930 East Ranch Road
Cave Creek, AZ  85331

Brian W. Wixted (1)          Vice President              Vice President;
                             and Treasurer               Treasurer of the
                                                         Oppenheimer funds.

(1)   6803 South Tucson Way, Englewood, CO  80112
(2)   Two World Trade Center, New York, NY  10048
(3)   350 Linden Oaks, Rochester, NY  14623

      (c)  Not applicable.

Item 28.  Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29.  Management Services

Not applicable

Item 30.  Undertakings

Not applicable.

                     OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                        Post-Effective Amendment No. 18


                               Index to Exhibits


Exhibit No.             Description
-----------             -----------

23(b)(ii)               Amended and Restated By-Laws dated as of June 4, 1998

23(j)                   Independent Auditor's Consent

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 15th day of November, 1999.

                        OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                        /s/ Bridget A. Macaskill
                        --------------------------------------
                        Bridget A. Macaskill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title                      Date
----------                    -----                      ----

/s/ Leon Levy*                Chairman of the            November 15, 1999
--------------                Board of Trustees
Leon Levy

/s/ Robert G. Galli*          Trustee                    November 15, 1999
-------------------
Robert G. Galli

/s/ Benjamin Lipstein*        Trustee                    November 15, 1999
----------------------
Benjamin Lipstein

/s/ Bridget A. Macaskill*     President,                 November 15, 1999
------------------------      Principal Executive
Bridget A. Macaskill          Officer, Trustee

/s/ Elizabeth B. Moynihan*    Trustee                    November 15, 1999
--------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*       Trustee                    November 15, 1999
-----------------------
Kenneth A. Randall

/s/ Edward V. Regan*          Trustee                     November 15, 1999
------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*    Trustee                  November 15, 1999
-----------------------------
Russell S. Reynolds, Jr.

/s/ Pauline Trigere*          Trustee                     November 15, 1999
--------------------
Pauline Trigere

/s/ Clayton K. Yeutter*       Trustee                     November 15, 1999
-----------------------
Clayton K. Yeutter

/s/ Brian W. Wixted*          Treasurer                   November 15, 1999
-----------------------
Brian W. Wixted


*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact